                                                                   EXHIBIT 4-173


                                                              CONFORMED COPY

                           THE DETROIT EDISON COMPANY
                              (2000 Second Avenue,
                            Detroit, Michigan 48226)

                                       TO
                             BANKERS TRUST COMPANY
                              (Four Albany Street,
                           New York, New York 10015)

                                              AS TRUSTEE

                            ------------------------

                                   INDENTURE
                         Dated as of February 15, 1990

                            ------------------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                          DATED AS OF OCTOBER 1, 1924

                                 PROVIDING FOR

                   (A) GENERAL AND REFUNDING MORTGAGE BONDS,
              1990 SERIES A AND 1990 SERIES D, DUE MARCH 31, 2020,

                   (B) GENERAL AND REFUNDING MORTGAGE BONDS,
              1990 SERIES B AND 1990 SERIES E, DUE MARCH 31, 2016,

            (C) 1990 SERIES C AND 1990 SERIES F, DUE MARCH 31, 2014

                                      AND

                         (D) RECORDING AND FILING DATA
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                                        i

                               TABLE OF CONTENTS*

                            ------------------------

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                                                                        PAGE
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
PARTIES..............................................................     1
RECITALS
  Original Indenture and Supplementals...............................     1
  Issue of Bonds under Indenture.....................................     1
  Bonds heretofore issued............................................     1
  Reason for creation of new series..................................     5
  Bonds to be 1990 Series A/1990 Series D, 1990 Series B/1990 Series
     E, and 1990 Series C/1990 Series F..............................     5
  Further assurance..................................................     5
  Authorization of Supplemental Indenture............................     5
  Consideration for Supplemental Indenture...........................     6

                                   PART I.
                     CREATION OF TWO HUNDRED EIGHTY-FIRST
                               SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BOND,
                                1990 SERIES A

Sec. 1. Terms of Bond of 1990 Series A...............................     7
Sec. 2. Redemption of 1990 Series A Bond.............................     8
Sec. 3. Exchange.....................................................     9
Sec. 4. Consent......................................................     9
Sec. 5. Form of 1990 Series A Bond...................................     9
        Form of Trustee's Certificate................................    13

                                   PART II.
                    CREATION OF TWO HUNDRED EIGHTY-SECOND
                               SERIES OF BONDS
                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                1990 SERIES D

Sec. 1. Terms of Bonds of 1990 Series D..............................    14
Sec. 2. Redemption of Bonds of 1990 Series D.........................    15
        Exchange and transfer........................................    17
Sec. 3. Consent......................................................    17
Sec. 4. Form of Bonds of 1990 Series D...............................    18
        Form of Trustee's Certificate................................    21

                                  PART III.
                     CREATION OF TWO HUNDRED EIGHTY-THIRD
                               SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BOND,
                                1990 SERIES B

Sec. 1. Terms of Bond of 1990 Series B...............................    22
Sec. 2. Redemption of 1990 Series B Bond.............................    23
Sec. 3. Exchange.....................................................    24
Sec. 4. Consent......................................................    24
Sec. 5. Form of 1990 Series B Bond...................................    25
        Form of Trustee's Certificate................................    30

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                                       ii

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
                                   PART IV.
                    CREATION OF TWO HUNDRED EIGHTY-FOURTH
                               SERIES OF BONDS
                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                1990 SERIES E

Sec. 1. Terms of Bonds of 1990 Series E..............................    31
Sec. 2. Redemption of Bonds of 1990 Series E.........................    32
        Exchange and transfer........................................    34
Sec. 3. Consent......................................................    34
Sec. 4. Form of Bonds of 1990 Series E...............................    35
        Form of Trustee's Certificate................................    38

                                   PART V.
                     CREATION OF TWO HUNDRED EIGHTY-FIFTH
                               SERIES OF BONDS
                     GENERAL AND REFUNDING MORTGAGE BOND,
                                1990 SERIES C

Sec. 1. Terms of Bond of 1990 Series C...............................    39
Sec. 2. Redemption of 1990 Series C Bond.............................    40
Sec. 3. Exchange.....................................................    41
Sec. 4. Consent......................................................    41
Sec. 5. Form of 1990 Series C Bond...................................    42
        Form of Trustee's Certificate................................    47

                                   PART VI.
                     CREATION OF TWO HUNDRED EIGHTY-SIXTH
                               SERIES OF BONDS
                    GENERAL AND REFUNDING MORTGAGE BONDS,
                                1990 SERIES F

Sec. 1. Terms of Bonds of 1990 Series F..............................    48
Sec. 2. Redemption of Bonds of 1990 Series F.........................    49
        Exchange and transfer........................................    51
Sec. 3. Consent......................................................    51
Sec. 4. Form of Bonds of 1990 Series F...............................    52
        Form of Trustee's Certificate................................    55

                                  PART VII.
                          RECORDING AND FILING DATA

Recording and filing of Original Indenture...........................    56
Recording and filing of Supplemental Indentures......................    56
Recording of Certificates of Provision for Payment...................    60

                                  PART VIII.
                                 THE TRUSTEE

Terms and conditions of acceptance of trust by Trustee...............    60

                                   PART IX.
                                MISCELLANEOUS

Execution in Counterparts............................................    61
Testimonium..........................................................    61
Execution............................................................    61
Acknowledgements.....................................................    62
Affidavit as to consideration and good faith.........................    63

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* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.
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                                        1

PARTIES.             SUPPLEMENTAL INDENTURE, dated as of the fifteenth day of February, in the year one thousand nine hundred and ninety, between THE DETROIT EDISON
                     COMPANY, a corporation organized and existing under the laws of the State of Michigan and a transmitting utility (hereinafter called the "Company"), party of the first part, and BANKERS TRUST COMPANY, a corporation organized and existing under the laws of the State of New York, having its corporate trust office at Four Albany Street, in the Borough of Manhattan,
                     The City and State of New York, as Trustee under the Mortgage and Deed of
                     Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL             WHEREAS, the Company has heretofore executed and delivered its Mortgage
INDENTURE AND        and Deed of Trust (hereinafter referred to as the "Original Indenture"),
SUPPLEMENTALS.       dated as of October 1, 1924, to the Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1,
                     1931, October 1, 1932, September 25, 1935, September 1, 1936, November 1,
                     1936, February 1, 1940, December 1, 1940, September 1, 1947, March 1,
                     1950, November 15, 1951, January 15, 1953, May 1, 1953, March 15, 1954,
                     May 15, 1955, August 15, 1957, June 1, 1959, December 1, 1966, October 1,
                     1968, December 1, 1969, July 1, 1970, December 15, 1970, June 15, 1971,
                     November 15, 1971, January 15, 1973, May 1, 1974, October 1, 1974, January
                     15, 1975, November 1, 1975, December 15, 1975, February 1, 1976, June 15,
                     1976, July 15, 1976, February 15, 1977, March 1, 1977, June 15, 1977, July
                     1, 1977, October 1, 1977, June 1, 1978, October 15, 1978, March 15, 1979,
                     July 1, 1979, September 1, 1979, September 15, 1979, January 1, 1980,
                     April 1, 1980, August 15, 1980, August 1, 1981, November 1, 1981, June 30,
                     1982, August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May 15,
                     1985, October 15, 1985, April 1, 1986, August 15, 1986, November 30, 1986,
                     January 31, 1987, April 1, 1987, August 15, 1987, November 30, 1987, June
                     15, 1989, July 15, 1989 and December 1, 1989 supplemental to the Original
                     Indenture, have heretofore been entered into between the Company and the
                     Trustee (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF             WHEREAS, the Indenture provides that said bonds shall be issuable in one
BONDS UNDER          or more series, and makes provision that the rates of interest and dates
INDENTURE.           for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the
                     Indenture provided and permitted, as the Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS HERETOFORE     WHEREAS, bonds in the principal amount of Five billion forty-four million
ISSUED.              four hundred eighty-one thousand dollars ($5,044,481,000) have heretofore been issued under the Indenture as follows, viz:

                          (1)  Bonds of Series A                  -- Principal Amount $26,016,000,
                          (2)  Bonds of Series B                  -- Principal Amount $23,000,000,
                          (3)  Bonds of Series C                  -- Principal Amount $20,000,000,
                          (4)  Bonds of Series D                  -- Principal Amount $50,000,000,
                          (5)  Bonds of Series E                  -- Principal Amount $15,000,000,
                          (6)  Bonds of Series F                  -- Principal Amount $49,000,000,
                          (7)  Bonds of Series G                  -- Principal Amount $35,000,000,
                          (8)  Bonds of Series H                  -- Principal Amount $50,000,000,
                          (9)  Bonds of Series I                  -- Principal Amount $60,000,000,
                         (10)  Bonds of Series J                  -- Principal Amount $35,000,000,
                         (11)  Bonds of Series K                  -- Principal Amount $40,000,000,
                         (12)  Bonds of Series L                  -- Principal Amount $24,000,000,
                         (13)  Bonds of Series M                  -- Principal Amount $40,000,000,
                         (14)  Bonds of Series N                  -- Principal Amount $40,000,000,
                         (15)  Bonds of Series O                  -- Principal Amount $60,000,000,
                         (16)  Bonds of Series P                  -- Principal Amount $70,000,000,

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                                        2

                         (17)  Bonds of Series Q                  -- Principal Amount $40,000,000,
                         (18)  Bonds of Series W                  -- Principal Amount $50,000,000,
                         (19)  Bonds of Series BB                 -- Principal Amount $50,000,000,
                         (20)  Bonds of Series CC                 -- Principal Amount $50,000,000,
                      (21-28)  Bonds of Series DDP Nos. 1-8       -- Principal Amount $6,400,000,
                      (29-39)  Bonds of Series FFR Nos. 1-11      -- Principal Amount $6,500,000,
                      (40-53)  Bonds of Series GGP Nos. 1-6 and
                               8-15                               -- Principal Amount $7,960,000,
                      (54-65)  Bonds of Series IIP Nos. 1-6 and
                               8-13                               -- Principal Amount $450,000,
                      (66-71)  Bonds of Series JJP Nos. 1-6       -- Principal Amount $690,000,
                      (72-77)  Bonds of Series KKP Nos. 1-6       -- Principal Amount $1,590,000,
                      (78-89)  Bonds of Series LLP Nos. 1-6 and
                               8-13                               -- Principal Amount $4,760,000,
                     (90-101)  Bonds of Series NNP Nos. 1-6 and
                               8-13                               -- Principal Amount $7,950,000,
                    (102-109)  Bonds of Series OOP Nos. 1-8       -- Principal Amount $2,680,000,
                    (110-121)  Bonds of Series QQP Nos. 1-7 and
                               10-14                              -- Principal Amount $7,075,000,
                    (122-127)  Bonds of Series TTP Nos. 1-6       -- Principal Amount $330,000,
                        (128)  Bonds of 1980 Series A             -- Principal Amount $50,000,000,
                    (129-137)  Bonds of 1980 Series CP Nos. 1-5
                               and 13-16                          -- Principal Amount $3,250,000,
                    (138-142)  Bonds of 1980 Series DP Nos. 1-5   -- Principal Amount $925,000,
                    (143-146)  Bonds of 1981 Series AP Nos. 1-4   -- Principal Amount $3,200,000,

                    all of which have either been retired and cancelled, or no longer represent obligations of the Company, having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

                    (147) Bonds of Series R in the principal amount of One hundred million dollars
                    ($100,000,000), all of which are outstanding at the date hereof;

                    (148) Bonds of Series S in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                    (149) Bonds of Series T in the principal amount of Seventy-five million dollars
                    ($75,000,000), all of which are outstanding at the date hereof;

                    (150) Bonds of Series U in the principal amount of Seventy-five million dollars
                    ($75,000,000), all of which are outstanding at the date hereof;

                    (151) Bonds of Series V in the principal amount of One hundred million dollars
                    ($100,000,000), all of which are outstanding at the date hereof;

                    (152) Bonds of Series X in the principal amount of One hundred million dollars
                    ($100,000,000), all of which are outstanding at the date hereof;

                    (153) Bonds of Series Y in the principal amount of Sixty million dollars
                    ($60,000,000), all of which are outstanding at the date hereof;

                    (154) Bonds of Series Z in the principal amount of One hundred million dollars
                    ($100,000,000), all of which are outstanding at the date hereof;

                    (155) Bonds of Series AA in the principal amount of One hundred million dollars
                    ($100,000,000), all of which are outstanding at the date hereof;

                    (156) Bonds of Series DDP No. 9 in the principal amount of Seven million nine hundred five thousand dollars ($7,905,000), of which One million six hundred thousand dollars ($1,600,000) principal amount have heretofore been retired and
                    Six million three hundred five thousand dollars ($6,305,000) principal amount are outstanding at the date hereof;

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
                  (157) Bonds of Series EE in the principal amount of Fifty million dollars
                  ($50,000,000), of which Thirty million dollars ($30,000,000) principal amount have heretofore been retired and Twenty million dollars ($20,000,000) principal amount are outstanding at the date hereof;

                  (158-160) Bonds of Series FFR Nos. 12-14 in the principal amount of Thirty-nine million one hundred thousand dollars ($39,100,000), all of which are outstanding at the date hereof;

                  (161-168) Bonds of Series GGP Nos. 7 and 16-22 in the principal amount of Thirty-four million three hundred forty thousand dollars ($34,340,000), of which Two million four hundred thousand dollars ($2,400,000) principal amount have heretofore been retired and Thirty-one million nine hundred forty thousand dollars ($31,940,000) principal amount are outstanding at the date hereof;

                  (169) Bonds of Series HH in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                  (170-171) Bonds of Series MMP and MMP No. 2 in the principal amount of Five million four hundred thirty thousand dollars ($5,430,000), of which One million two hundred thirty-five thousand dollars ($1,235,000) principal amount have heretofore been retired and Four million one hundred ninety-five thousand dollars ($4,195,000)
                  principal amount are outstanding at the date hereof;

                  (172-181) Bonds of Series IIP Nos. 7 and 14-22 in the principal amount of Three million three hundred thousand dollars ($3,300,000), of which One hundred ten thousand dollars ($110,000) principal amount have heretofore been retired and
                  Three million one hundred ninety thousand dollars ($3,190,000) principal amount are outstanding at the date hereof;

                  (182-183) Bonds of Series JJP Nos. 7-8 in the principal amount of Six million one hundred sixty thousand dollars ($6,160,000), of which Three hundred fifty thousand dollars ($350,000) principal amount have heretofore been retired and Five million eight hundred ten thousand dollars ($5,810,000) are outstanding at the date hereof;

                  (184-188) Bonds of Series KKP Nos. 7-11 in the principal amount of Seventy-three million forty-five thousand dollars ($73,045,000), of which Seven hundred ten thousand dollars ($710,000) principal amount have heretofore been retired and
                  Seventy-two million three hundred thirty-five thousand dollars ($72,335,000) are outstanding at the date hereof;

                  (189-191) Bonds of Series LLP Nos. 7 and 14-15 in the principal amount of Four million ninety thousand dollars ($4,090,000), of which Two million five hundred thirty-five thousand dollars ($2,535,000) principal amount have heretofore been retired and One million five hundred fifty-five thousand dollars ($1,555,000) principal amount are outstanding at the date hereof;

                  (192-200) Bonds of Series NNP Nos. 7 and 14-21 in the principal amount of Forty million
                  ($40,000,000), of which One million six hundred fifty thousand dollars ($1,650,000)
                  principal amount have heretofore been retired and Thirty-eight million three hundred fifty thousand dollars ($38,350,000) principal amount are outstanding at the date hereof;

                  (201-210) Bonds of Series OOP Nos. 9-18 in the principal amount of Sixteen million two hundred thousand dollars ($16,200,000), of which Two hundred forty thousand dollars
                  ($240,000) principal amount have heretofore been retired and Fifteen million nine hundred sixty thousand dollars ($15,960,000) are outstanding at the date hereof;

                  (211) Bonds of Series PP in the principal amount of Seventy million dollars
                  ($70,000,000), all of which are outstanding at the date hereof;

                  (212-218) Bonds of Series QQP Nos. 8-9 and 15-19 in the principal amount of Six million five hundred seventy-five thousand dollars ($6,575,000), all of which are outstanding at the date hereof;

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
                  (219) Bonds of Series RR in the principal amount of Seventy million dollars
                  ($70,000,000), all of which are outstanding at the date hereof;

                  (220) Bonds of Series SS in the principal amount of One hundred fifty million dollars ($150,000,000), of which Fifty million dollars ($50,000,000) principal amount have heretofore been retired and One hundred million dollars ($100,000,000)
                  principal amount are outstanding at the date hereof;

                  (221-229) Bonds of Series TTP Nos. 7-15 in the principal amount of Three million four hundred seventy thousand dollars ($3,470,000), all of which are outstanding at the date hereof;

                  (230) Bonds of Series UU in the principal amount of One hundred million dollars
                  ($100,000,000), all of which are outstanding at the date hereof;

                  (231) Bonds of 1980 Series B in the principal amount of One hundred million dollars
                  ($100,000,000), of which Fifty-three million two hundred thousand dollars ($53,200,000)
                  principal amount have heretofore been retired and Forty-six million eight hundred thousand dollars ($46,800,000) principal amount are outstanding at the date hereof;

                  (232-247) Bonds of 1980 Series CP Nos. 6-12 and 17-25 in the principal amount of
                  Thirty-one million seven hundred fifty thousand dollars ($31,750,000), all of which are outstanding at the date hereof;

                  (248-253) Bonds of 1980 Series DP Nos. 6-11 in the principal amount of Nine million eight hundred twenty-five thousand dollars ($9,825,000), all of which are outstanding at the date hereof;

                  (254-265) Bonds of 1981 Series AP Nos. 5-16 in the principal amount of One hundred twenty million eight hundred thousand dollars ($120,800,000), all of which are outstanding at the date hereof;

                  (266) Bonds of 1984 Series AP in the principal amount of Two million four hundred thousand dollars ($2,400,000), all of which are outstanding at the date hereof;

                  (267) Bonds of 1984 Series BP in the principal amount of Seven million seven hundred fifty thousand dollars ($7,750,000), all of which are outstanding at the date hereof;

                  (268) Bonds of 1985 Series A in the principal amount of Thirty-five million dollars
                  ($35,000,000), all of which are outstanding at the date hereof;

                  (269) Bonds of 1985 Series B in the principal amount of Fifty million dollars ($50,000,000), all of which are outstanding at the date hereof;

                  (270) Bonds of 1986 Series A in the principal amount of Two hundred million dollars
                  ($200,000,000), all of which are outstanding at the date hereof;

                  (271) Bonds of 1986 Series B in the principal amount of One hundred million dollars
                  ($100,000,000), all of which are outstanding at the date hereof;

                  (272) Bonds of 1986 Series C in the principal amount of Two hundred million dollars
                  ($200,000,000), all of which are outstanding at the date hereof;

                  (273) Bonds of 1987 Series A in the principal amount of Three hundred million dollars
                  ($300,000,000), all of which are outstanding at the date hereof;

                  (274) Bonds of 1987 Series B in the principal amount of One hundred seventy-five million dollars ($175,000,000), all of which are outstanding at the date hereof;

                  (275) Bonds of 1987 Series C in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

                  (276) Bonds of 1987 Series D in the principal amount of Two hundred fifty million dollars ($250,000,000), all of which are outstanding at the date hereof;

                  (277) Bonds of 1987 Series E in the principal amount of One hundred fifty million dollars ($150,000,000), all of which are outstanding at the date hereof;

                  (278) Bonds of 1987 Series F in the principal amount of Two hundred million dollars
                  ($200,000,000), all of which are outstanding at the date hereof;


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
                     (279) Bonds of 1989 Series A in the principal amount of Three hundred million dollars ($300,000,000), all of which are outstanding at the date hereof; and

                     (280) Bonds of 1989 Series BP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

                     and, accordingly, of the bonds so issued, Three billion nine hundred sixty-nine million six hundred seventy-five thousand dollars ($3,969,675,000) principal amount are outstanding at the date hereof; and

REASON FOR             WHEREAS, the Company is purchasing the undivided ownership interest of Wolverine
CREATION OF          Power Supply Cooperative, Inc. in Fermi 2 and related nuclear fuel, materials and
NEW SERIES.          supplies and for this purpose desires to issue new series of bonds as final payment of the purchase price; such bonds to be issued under the Indenture in the aggregate principal amount of Five hundred thirty-seven million and fifty-six thousand dollars
                     ($537,056,000) to be authenticated and delivered pursuant to Section 4 of Article III of the Indenture; and

BONDS TO BE            WHEREAS, the Company desires by this Supplemental Indenture to create such new series
1990 SERIES A/       of bonds, to be designated "General and Refunding Mortgage Bond, 1990 Series A",
1990 SERIES D,       "General and Refunding Mortgage Bond, 1990 Series B", "General and Refunding Mortgage
1990 SERIES B/       Bond, 1990 Series C", "General and Refunding Mortgage Bonds, 1990 Series D", "General
1990 SERIES E AND    and Refunding Mortgage Bonds, 1990 Series E" and "General and Refunding Mortgage Bonds,
1990 SERIES C/       1990  Series F"; and to provide for the exchange of: (1) General and Refunding Mortgage
1990 SERIES F.       Bonds, 1990 Series A for General and Refunding Mortgage Bonds, 1990 Series D; (2) General
                     and Refunding Mortgage Bonds, 1990 Series B for General and Refunding Mortgage Bonds, 1990
                     Series E; and (3) General and Refunding Mortgage Bonds, 1990 Series C for General and
                     Refunding Mortgage Bonds, 1990 Series F; and

FURTHER                WHEREAS, the Original Indenture, by its terms, includes in the property subject to
ASSURANCE.           the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein convenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION          WHEREAS, the Company in the exercise of the powers and authority conferred upon and
OF SUPPLEMENTAL      reserved to it under and by virtue of the provisions of the Indenture, and pursuant to
INDENTURE.           resolutions of its Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form  hereof for the purposes herein provided; and

                        WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION FOR      NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit Edison Company, in
SUPPLEMENTAL         consideration of the premises and of the covenants contained in the Indenture and
INDENTURE.           of the sum of One Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the reciept whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                             PART I.
                              CREATION OF TWO HUNDRED EIGHTY-FIRST
                                        SERIES OF BONDS.
                              GENERAL AND REFUNDING MORTGAGE BOND,
                                          1990 SERIES A

TERMS OF BOND          SECTION 1. The Company hereby creates the Two hundred eighty-first
OF 1990 SERIES A.    series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bond, 1990 Series A
                     (elsewhere herein referred to as the "1990 Series A Bond"). The aggregate principal amount of the 1990 Series A Bond shall be limited to One hundred ninety-four million six hundred forty-nine thousand dollars
                     ($194,649,000), except as provided in Section 13 of Article II of the
                     Original Indenture with respect to exchanges and replacement of bonds. The
                     1990 Series A Bond shall be a multiple of $1,000.

                       The 1990 Series A Bond shall be issued as one registered bond without coupons in the amount of $$194,649,000, which shall bear interest, payable semi-annually on March 31 and September 30 of each year (commencing March
                     31, 1990) at the rate of 7.904%, and principal payments shall be made thereon annually, payable on March 31 of each year (commencing March 31,
                     1990) as set forth below, until the final payment of principal shall be made:

                                                                                     PRINCIPAL
                        PRINCIPAL                                   PRINCIPAL          AMOUNT
                         PAYMENT                                     PAYMENT         REMAINING
                           DATE                                        DUE          OUTSTANDING
                    ------------------                              ----------      ------------
                    March 31, 1990...............................   $6,279,000      $188,370,000
                    March 31, 1991...............................    6,279,000       182,091,000
                    March 31, 1992...............................    6,279,000       175,812,000
                    March 31, 1993...............................    6,279,000       169,533,000
                    March 31, 1994...............................    6,279,000       163,254,000
                    March 31, 1995...............................    6,279,000       156,975,000
                    March 31, 1996...............................    6,279,000       150,696,000
                    March 31, 1997...............................    6,279,000       144,417,000
                    March 31, 1998...............................    6,279,000       138,138,000
                    March 31, 1999...............................    6,279,000       131,859,000
                    March 31, 2000...............................    6,279,000       125,580,000
                    March 31, 2001...............................    6,279,000       119,301,000
                    March 31, 2002...............................    6,279,000       113,022,000
                    March 31, 2003...............................    6,279,000       106,743,000
                    March 31, 2004...............................    6,279,000       100,464,000
                    March 31, 2005...............................    6,279,000        94,185,000
                    March 31, 2006...............................    6,279,000        87,906,000
                    March 31, 2007...............................    6,279,000        81,627,000
                    March 31, 2008...............................    6,279,000        75,348,000
                    March 31, 2009...............................    6,279,000        69,069,000
                    March 31, 2010...............................    6,279,000        62,790,000
                    March 31, 2011...............................    6,279,000        56,511,000
                    March 31, 2012...............................    6,279,000        50,232,000
                    March 31, 2013...............................    6,279,000        43,953,000
                    March 31, 2014...............................    6,279,000        37,674,000
                    March 31, 2015...............................    6,279,000        31,395,000
                    March 31, 2016...............................    6,279,000        25,116,000
                    March 31, 2017...............................    6,279,000        18,837,000
                    March 31, 2018...............................    6,279,000        12,558,000
                    March 31, 2019...............................    6,279,000         6,279,000
                    March 31, 2020...............................    6,279,000                 0

                       Payments of principal, premium, if any, and interest on the 1990 Series
                     A Bond shall be made by bank wire transfer in immediately available funds in lawful money of the United States of America to the bank account of the registered holder of such bond which such registered holder shall designate in writing to Bankers Trust Company, Trustee, not less than fifteen (15) days prior to the date such payment shall become due and payable.

                       When a semi-annual interest payment date falls on a Saturday, Sunday or a day on which the Federal Reserve Bank of New York or the Trustee is not
                     open for business, all payments shall be payable on the first day thereafter on which the Federal Reserve Bank of New York and the Trustee are open for business.

                       The 1990 Series A Bond shall be dated January 3, 1990 and interest shall be payable from January 3, 1990.

                       The 1990 Series A Bond in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed.

                       The 1990 Series A Bond shall not be subject to or entitled to any sinking fund.

REDEMPTION OF          SECTION 2. The 1990 Series A Bond shall be redeemable prior to stated
1990 SERIES A BOND.  maturity, at the election of the Company on any interest payment date, at redemption prices calculated in accordance with the formula set forth below on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company not more than ninety (90) days nor less than thirty (30) days prior to the date fixed for redemption to the registered holder of the 1990 Series A Bond.

                       Any such redemption payment shall be equal to one hundred percent (100%)
                     of the principal so redeemed, plus a prepayment premium, if any, in an amount equal to one hundred percent (100%) of the amount of interest for one year on the unpaid principal balance proposed to be redeemed, multiplied by the ratio which the number of semi-annual payment dates between the proposed redemption date and the final maturity date of the series bears to the number of semi-annual payment dates between December
                     31, 1994 and the final maturity date, plus in each case accrued interest to the date fixed for redemption. Any partial redemption shall, as the principal portion of such redemption, be no less than $100,000. No redemption pursuant to this paragraph shall be credited to, or relieve the
                     Company to any extent from its obligation to make the principal payments provided for in Section 1 hereof.

                       On or before the first day of February or August in each year, commencing September 1 1990, the Company will deliver to the Trustee a treasurer's certificate, which shall be irrevocable, specifying the amount of bonds to be optionally redeemed and the corresponding premium, if any, and accrued interest on such bonds on the next ensuing March 31 or
                     September 30, or the first business day thereafter, respectively. The
                     Trustee shall, upon the receipt of the treasurer's certificate, cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner herein provided for. Such notice having been duly given, the redemption of bonds of 1990 Series A shall be made upon the terms and in the manner and with the effect hereinabove provided for with respect to redemptions. A treasurer's certificate shall not be required if no bonds of a series are to be redeemed under this paragraph.

EXCHANGE.              SECTION 3. At the option of the holder, upon written request to both the
                     Company and the Trustee made at least forty-five (45) days prior to an interest payment date and subject to the terms of the Indenture and compliance with applicable securities laws, the 1990 Series A Bond shall be exchangeable, in whole but not in part, for bonds of 1990 Series D (as hereinafter described) in an aggregate principal amount equal to the aggregate amount of unpaid principal which shall remain outstanding on the
                     1990 Series A Bond as of the date of such exchange. Such exchange shall occur only on an interest payment date for the 1990 Series A Bond at the office of the Trustee in the Borough of Manhattan, The City of New York,
                     The State of New York.

                       THE 1990 SERIES A BOND SHALL BEAR A LEGEND STATING THAT SUCH BOND HAS
                     NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS
                     AMENDED (THE "ACT") AND THAT AS A CONSEQUENCE SUCH BOND MAY NOT BE
                     OFFERED, SOLD OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION,
                     UNLESS REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH
                     REGISTRATION APPLICABLE TO SUCH OFFER, SALE OR OTHER TRANSFER, AND MAY
                     BEAR SUCH OTHER LEGENDS AS MAY BE NECESSARY TO COMPLY WITH ANY LAW OR WITH
                     ANY RULES OR REGULATIONS MADE PURSUANT THERETO.

CONSENT.               SECTION 4. THE HOLDER OF THE 1990 SERIES A BOND, BY ITS ACCEPTANCE OF
                     AND HOLDING THEREOF, CONSENTS AND AGREES THAT BONDS OF ANY SERIES MAY BE
                     ISSUED WHICH MATURE ON A DATE OR DATES LATER THAN OCTOBER 1, 2024 AND ALSO
                     CONSENTS TO THE DELETION FROM THE FIRST PARAGRAPH OF SECTION 5 OF ARTICLE
                     II OF THE INDENTURE OF THE PHRASE "BUT IN NO EVENT LATER THAN OCTOBER 1,
                     2024." SUCH HOLDER FURTHER AGREES THAT (A) SUCH CONSENT SHALL, FOR ALL
                     PURPOSES OF ARTICLE XV OF THE INDENTURE AND WITHOUT FURTHER ACTION ON THE
                     PART OF SUCH HOLDER, BE DEEMED THE AFFIRMATIVE VOTE OF SUCH HOLDER AT ANY
                     MEETING CALLED PURSUANT TO SAID ARTICLE XV FOR THE PURPOSE OF APPROVING
                     SUCH DELETION, AND (B) SUCH DELETION SHALL BECOME EFFECTIVE AT SUCH TIME
                     AS NOT LESS THAN EIGHTY-FIVE PER CENT (85%) IN PRINCIPAL AMOUNT OF BONDS
                     OUTSTANDING UNDER THE INDENTURE SHALL HAVE CONSENTED THERETO SUBSTANTIALLY
                     IN THE MANNER SET FORTH IN THIS SECTION 4, OR IN WRITING, OR BY
                     AFFIRMATIVE VOTE CAST AT A MEETING CALLED PURSUANT TO SAID ARTICLE XV, OR
                     BY ANY COMBINATION THEREOF.

FORM OF                SECTION 5. THE 1990 SERIES A BOND AND THE FORM OF TRUSTEE'S CERTIFICATE
1990 SERIES A BOND.  TO BE ENDORSED ON SUCH BOND SHALL BE SUBSTANTIALLY IN THE FOLLOWING FORMS,
                     RESPECTIVELY:

                                            [FORM OF FACE OF BOND]
                                           THE DETROIT EDISON COMPANY
                                       GENERAL AND REFUNDING MORTGAGE BOND
                                     1990 Series A, 7.904% due March 31, 2020
                             (Payable in annual installments, commencing March 31, 1990)
                     $194,649,000                                                           No.

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to UNITED STATES OF AMERICA, at its office or agency in the Borough of Manhattan, the City and State of New York, in lawful money of the
                     United States of America, the principal sum of $194,649,000, together with interest at the rate specified in the title hereof on the amount of said principal sum remaining unpaid from time to time from January 3, 1990, and after the first interest payment hereon from the most recent date to which interest has been paid hereon, until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued. Interest shall be due and payable in
                     61 consecutive semi-annual payments on March 31 and September 30 in each year, commencing on March 31, 1990, and principal shall be due and payable in 31 consecutive annual payments of $6,279,000 on March 31, in each year, commencing on March 31, 1990, as more fully set forth on the reverse hereof.

                       PAYMENTS OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST ON THIS BOND ARE TO
                     BE MADE BY BANK WIRE TRANSFER IN IMMEDIATELY AVAILABLE FUNDS TO THE HOLDER
                     HEREOF ALL AS PROVIDED, TO THE EXTENT AND IN THE MANNER SPECIFIED IN THE
                     INDENTURE HEREINAFTER MENTIONED ON THE REVERSE HEREOF AND IN THE
                     SUPPLEMENTAL INDENTURE PURSUANT TO WHICH THIS BOND HAS BEEN ISSUED.

                       WHEN ANY PAYMENT DATE FALLS ON A SATURDAY, SUNDAY OR A DAY ON WHICH THE
                     FEDERAL RESERVE BANK OF NEW YORK OR THE TRUSTEE IS NOT OPEN FOR BUSINESS,
                     ALL PAYMENTS SHALL BE PAYABLE ON THE FIRST DAY THEREAFTER ON WHICH THE
                     FEDERAL RESERVE BANK OF NEW YORK AND THE TRUSTEE ARE OPEN FOR BUSINESS.

                       AT THE WRITTEN REQUEST OF THE REGISTERED HOLDER HEREOF MADE TO THE
                     COMPANY AND THE TRUSTEE AT LEAST FORTY-FIVE (45) DAYS IN ADVANCE OF AN
                     INTEREST PAYMENT DATE, THIS BOND SHALL BE EXCHANGEABLE, IN WHOLE BUT NOT
                     IN PART, ON ANY INTEREST PAYMENT DATE IN AN AGGREGATE PRINCIPAL AMOUNT
                     EQUAL TO THE AMOUNT OF UNPAID PRINCIPAL WHICH SHALL REMAIN OUTSTANDING ON
                     THIS BOND AS OF THE DATE OF SUCH EXCHANGE (AFTER GIVING EFFECT TO THE
                     PAYMENT OF PRINCIPAL HEREON ON THE DATE OF SUCH EXCHANGE), ALL AS
                     PROVIDED, TO THE EXTENT AND IN THE MANNER SPECIFIED IN THE INDENTURE AND
                     THE SUPPLEMENTAL INDENTURE HEREINAFTER MENTIONED ON THE REVERSE HEREOF.

                       REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS BOND SET
                     FORTH ON THE REVERSE HEREOF AND SUCH FURTHER PROVISIONS SHALL FOR ALL
                     PURPOSES HAVE THE SAME EFFECT AS THOUGH SET FORTH AT THIS PLACE.

                       THIS BOND SHALL NOT BE VALID OR BECOME OBLIGATORY FOR ANY PURPOSE UNTIL
                     BANKERS TRUST COMPANY, THE TRUSTEE UNDER THE INDENTURE HEREINAFTER
                     MENTIONED ON THE REVERSE HEREOF, OR ITS SUCCESSOR THEREUNDER, SHALL HAVE
                     SIGNED THE FORM OF CERTIFICATE ENDORSED HEREON.

                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary by manual or facsimile signature.

                                                          THE DETROIT EDISON COMPANY

                     Dated: January 3, 1990               By
                                                            ------------------------
                                                          Chairman of the Board


                                                          ------------------------
                                                          President

                     Attest:

                     -----------------------------------
                     Secretary

                                             [FORM OF REVERSE OF BOND]

                       This bond is the only bond of an authorized issue of bonds of the
                     Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds,
                     1990 Series A (elsewhere herein referred to as the "1990 Series A Bond"), limited to an aggregate principal amount of $194,649,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond is issued and to be issued under, and is equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said
                     Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New
                     York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of February 15,
                     1990) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 15, 1990, are hereinafter collectively called the
                     "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%)
                     in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                       The holder of the 1990 Series A Bond, by its acceptance of and holding thereof, consents and agrees that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consents to the deletion from the first paragraph of Section 5 of Article II of the
                     Indenture of the phrase "but in no event later than October 1, 2024." Such holder further agrees that (a) such consent shall, for all purposes of
                     Article XV of the Indenture and without further action on the part of such holder, be deemed the affirmative vote of such holder at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substan-
                     tially in the manner set forth in Section 3 of Part I of the Supplemental
                     Indenture dated as of February 15, 1990, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                       Principal payments shall be made hereon annually, payable on March 31 of each year (commencing March 31, 1990) as set forth below, until the final payment of principal shall be made:

                                                                                     PRINCIPAL
                        PRINCIPAL                                   PRINCIPAL          AMOUNT
                         PAYMENT                                     PAYMENT         REMAINING
                           DATE                                        DUE          OUTSTANDING
                    ------------------                              ----------      ------------
                    March 31, 1990...............................   $6,279,000      $188,370,000

                                                                                     PRINCIPAL
                        PRINCIPAL                                   PRINCIPAL          AMOUNT
                         PAYMENT                                     PAYMENT         REMAINING
                           DATE                                        DUE          OUTSTANDING
                    ------------------                              ----------      ------------
                    March 31, 1991...............................    6,279,000       182,091,000
                    March 31, 1992...............................    6,279,000       175,812,000
                    March 31, 1993...............................    6,279,000       169,533,000
                    March 31, 1994...............................    6,279,000       163,254,000
                    March 31, 1995...............................    6,279,000       156,975,000
                    March 31, 1996...............................    6,279,000       150,696,000
                    March 31, 1997...............................    6,279,000       144,417,000
                    March 31, 1998...............................    6,279,000       138,138,000
                    March 31, 1999...............................    6,279,000       131,859,000
                    March 31, 2000...............................    6,279,000       125,580,000
                    March 31, 2001...............................    6,279,000       119,301,000
                    March 31, 2002...............................    6,279,000       113,022,000
                    March 31, 2003...............................    6,279,000       106,743,000
                    March 31, 2004...............................    6,279,000       100,464,000
                    March 31, 2005...............................    6,279,000        94,185,000
                    March 31, 2006...............................    6,279,000        87,906,000
                    March 31, 2007...............................    6,279,000        81,627,000
                    March 31, 2008...............................    6,279,000        75,348,000
                    March 31, 2009...............................    6,279,000        69,069,000
                    March 31, 2010...............................    6,279,000        62,790,000
                    March 31, 2011...............................    6,279,000        56,511,000
                    March 31, 2012...............................    6,279,000        50,232,000
                    March 31, 2013...............................    6,279,000        43,953,000
                    March 31, 2014...............................    6,279,000        37,674,000
                    March 31, 2015...............................    6,279,000        31,395,000
                    March 31, 2016...............................    6,279,000        25,116,000
                    March 31, 2017...............................    6,279,000        18,837,000
                    March 31, 2018...............................    6,279,000        12,558,000
                    March 31, 2019...............................    6,279,000         6,279,000
                    March 31, 2020...............................    6,279,000                 0

                       This bond shall be redeemable prior to stated maturity, at the election of the Company on any interest payment date, at redemption prices calculated in accordance with the formula set forth below on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company not more than ninety (90) days nor less than thirty (30)
                     days prior to the date fixed for redemption to the registered holder of the 1990 Series A Bond.

                       Any such redemption payment shall be equal to one hundred percent (100%)
                     of the principal so redeemed, plus a prepayment premium, if any, in an amount equal to one hundred percent (100%) of the amount of interest for one year on the unpaid principal balance proposed to be redeemed, multiplied by the ratio which the number of semi-annual payment dates between the proposed redemption date and the final maturity date of the series bears to the number of semi-annual payment dates between December
                     31, 1994 and the final maturity date, plus in each case accrued interest to the date fixed for redemption. Any partial redemption shall, as the principal portion of such redemption, be no less than $100,000. No redemption pursuant to this paragraph shall be credited to, or relieve the
                     Company to any extent from its obligation to make the principal payments provided for above.

                       In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in said Indenture.

                       No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                          [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is the only bond of the series designated therein, described
TRUSTEE'S            in the within- mentioned Indenture.
CERTIFICATE.


                                          BANKERS TRUST COMPANY,
                                                                 as Trustee
                                          By
                                             ---------------------------------------
                                             Authorized Officer

                                                   PART II.
                                     CREATION OF TWO HUNDRED EIGHTY-SECOND
                                              SERIES OF BONDS.
                                     GENERAL AND REFUNDING MORTGAGE BONDS,
                                               1990 SERIES D

TERMS OF BONDS         SECTION 1. The Company hereby creates the Two hundred eighty-second
OF 1990 SERIES D.    series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1990 Series D"
                     (elsewhere herein referred to as the "bonds of 1990 Series D"). The aggregate principal amount of bonds of 1990 Series D shall be limited to the principal amount of 1990 Series A Bond being exchanged, except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                       The bonds of 1990 Series D shall mature on March 31, 2020 and shall be issued in exchange for, and in an aggregate principal amount equal to the principal amount remaining outstanding on, the 1990 Series A Bond as of the date of such exchange. The Bonds of Series D shall be issued as registered bonds without coupons in denominations of $10,000 and any multiple thereof, and shall bear interest, payable semi-annually on March
                     31 and September 30 of each year (commencing on the first March 31 or
                     September 30 following the date of such exchange), at the rate of seven and 904/1000 per centum (7.904%) per annum until the principal shall have become due and payable, and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. Except as otherwise specifically provided in this Supplemental Indenture, the principal of and interest on the bonds of
                     1990 Series D shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in
                     any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 1990 Series D, whether in temporary or definitive form, shall be payable without presentation of such bonds and (subject to the provisions of this Section 1) only to or upon the written order of the registered holders thereof.

                       Each bond of 1990 Series D shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 31 or September 30 next preceding the date thereof to which interest has been paid on bonds of 1990 Series D, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication.

                       The bonds of 1990 Series D in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 1990
                     Series D). Until bonds of 1990 Series D in definitive form are ready for delivery, the Company may execute, and upon its request in writing the
                     Trustee shall authenticate and deliver in lieu thereof, bonds of 1990
                     Series D in temporary form, as provided in Section 10 of Article II of the
                     Indenture. Temporary bonds of 1990 Series D, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1990 Series D, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                       Interest on any bond of 1990 Series D which is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth day of March or September as the case may be (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 1990 Series D, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1990 Series D issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1990 Series D issued upon transfer or exchange thereof)
                     is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 1990 Series
                     D not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

REDEMPTION OF BONDS    SECTION 2. The bonds of 1990 Series D shall be redeemable (i) on March
OF 1990              31 in each year, commencing March 31 in the first calendar year
SERIES D.            subsequent to initial issuance, through the operation of the sinking fund hereinafter described at 100% of the principal amount thereof, (ii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of any refunding operation involving borrowing at an interest cost to the Company, computed in accordance with generally accepted financial practice, of less than 7.904% per annum, and (iii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at the following redemption prices
                     (expressed as percentages of the principal amount thereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date fixed for redemption:

                                  IF REDEEMED
                                DURING 12 MONTH
                                 PERIOD ENDING                                 REDEMPTION
                                   MARCH 31,                                      PRICE
                                ---------------                                -----------
                                     Year 11................................     102.50%
                                     Year 12................................     102.00
                                     Year 13................................     101.50
                                     Year 14................................     101.00
                                     Year 15................................     100.50
                                     Thereafter.............................     100.00

                       The bonds of 1990 Series D shall be redeemable as aforesaid as provided herein and as specified in Article IV of the Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days prior to the date fixed for redemption to the registered holders of bonds of 1990 Series D so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 1990 Series D designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1990 Series D (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 1990
                     Series D (or such protion) designated for redemption has been duly provided for. Bonds of 1990 Series D redeemed in part only shall be in amounts of $10,000 or any multiple thereof.

                       If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the
                     Trustee in trust funds (which shall become available for payment to the holders of the bonds of 1990 Series D so to be redeemed) sufficient to redeem bonds of 1990 Series D in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds
                     (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of
                     1990 Series D (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

                       As and for the sinking fund for the retirement of the bonds of 1990
                     Series D the Company will, until all the bonds of 1990 Series D are paid or payment thereof provided for, deposit with the Trustee prior to March
                     31 in each year, commencing March 31 of the first calendar year subsequent to initial issuance, an amount in cash sufficient to redeem on such March
                     31 $6,280,000 principal amount of bonds of 1990 Series D.

                       On or before February 1 in each year, commencing February 1 of the first calendar year subsequent to initial issuance the Company (i) may deliver bonds of 1990 Series D (other than any previously called for redemption for the sinking fund) and (ii) may apply as a credit bonds for 1990 Series
                     D redeemed at the election of the Company otherwise than through the sinking fund, in each case in satisfaction of all or any part of the amount of any sinking fund payment. Each such bond of 1990 Series D shall be received or credited for such purpose by the Trustee at the principal amount thereof and the amount of such sinking fund payment shall be reduced accordingly.

                       On February 1 in each year, commencing February 1 of the first calendar year subsequent to initial issuance, the Company will deliver to the
                     Trustee a treasurer's certificate, which shall be irrevocable, specifying the amount of the next ensuing sinking fund payment and the portions thereof which are to be satisfied by payment of cash, by delivery of bonds of 1990 Series D or by crediting bonds of 1990 Series D previously redeemed. The treasurer's certificate shall also state that bonds of 1990
                     Series D forming the basis of any such credit do not include any bonds of
                     1990 Series D which have been called for redemption for the sinking fund or previously credited against any sinking fund payment. The Trustee shall, upon the receipt of the treasurer's certificate, select the bonds of 1990 Series D to be redeemed upon the next ensuing March 31 in the manner hereinabove provided for and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner hereinabove provided for. Such notice having been duly given, the redemption of such bonds of 1990 Series D shall be made upon the terms and in the manner and with the effect hereinabove provided for with respect to redemptions.

EXCHANGE AND           At the option of the registered holder, any bonds of 1990 Series D, upon
TRANSFER.            surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York,
                     together with a written instrument of transfer (if so required by the
                     Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 1990 Series D of other authorized denominations, upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. Bonds of 1990 Series D
                     shall be transferable at the office or agency of the Company in the
                     Borough of Manhattan, The City of New York, The State of New York. The
                     Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1990 Series D during any period of ten (10) days next preceding any interest payment date for such bonds.

                       Bonds of 1990 Series D, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

CONSENT.               SECTION 3. The holders of the bonds of 1990 Series D, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1,
                     2024 and also consent to the deletion from the first paragraph of Section
                     5 of Article II of the Indenture of the phrase "but in no event later than
                     October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 3, or in writing, or by affirmative vote cast at a meeting called pursuant to said
                     Article XV, or by any combination thereof.

FORM OF BONDS OF       SECTION 4. The bonds of 1990 Series D and the form of Trustee's
1990 SERIES D.       Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively.

                                           [FORM OF FACE OF BOND]
                                         THE DETROIT EDISON COMPANY
                                      GENERAL AND REFUNDING MORTGAGE BOND
                                   1990 Series D, 7.904% due March 31, 2020
                     $_________                                                       No. _________

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises
                     to pay to                           or registered assigns, at its office
                     or agency in the Borough of Manhattan, The City and State of New York, the
                     principal sum of              in lawful money of the United States of
                     America on the thirty-first day of March, 2020, and to pay interest thereon at the rate specified in the title hereof, at such office or
                     agency, in like lawful money, from              , and after the first
                     interest payment on bonds of this Series from the most recent date to which such interest has been paid, semi-annually on the thirty-first day of March and the thirtieth day in September each year, to the person in whose name this bond is registered at the close of business on the preceding fifteenth day of March or September (subject to certain exceptions provided in the Indenture hereinafter mentioned), until the
                     Company's obligation with respect to payment of said principal shall have been discharged as provided in such Indenture.

                       Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the aforesaid Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instru-
                     ment to be executed on its behalf by its Chairman of the Board and its
                     President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an
                     Assistant Secretary with his manual or facsimile signature.

                     Dated:                                      THE DETROIT EDISON COMPANY
                                                                 By
                                                                     ------------------------
                                                                     Chairman of the Board

                                                                     ------------------------
                     Attest:                                         President

                     -------------------------------------
                                                 Secretary

                                           [FORM OF REVERSE OF BOND]

                       This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1990 Series
                     D, (elsewhere herein referred to as the "bonds of 1990 Series D"), limited to [the aggregate principal amount of the 1990 Series A Bond being converted], except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an
                     Indenture, dated as of October 1, 1924, duly executed by the Company to
                     Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the
                     Supplemental Indenture dated as of February 15, 1990) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 15,
                     1990, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided.
                     With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%)
                     in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                       The holders of the bonds of 1990 Series D, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article
                     II of the Indenture of the phrase "but in no event later than October 1,
                     2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the
                     Supplemental Indenture dated as of February 15, 1990, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                       This bond is redeemable on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) but not more than ninety (90) days prior to the date fixed for redemption to the registered holder of this bond at his last address appearing on the register thereof, in the manner and upon the terms provided in the Indenture, (i) on March 31 in each year, commencing [March
                     31,      ], through the operation of the sinking fund for bonds of 1990
                     Series D at 100% of the principal amount hereof, (ii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of any refunding operation involving borrowing at an interest cost to the
                     Company, computed in accordance with generally accepted financial practice, of less than 7.904% per annum, and (iii) at the election of the
                     Company on any date prior to maturity, commencing March 31 of the eleventh
                     (11th) calendar year subsequent to initial issuance, as a whole or in part, from time to time, at the following redemption prices (expressed as percentages of the principal amount hereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date fixed for redemption:

                                  IF REDEEMED
                                DURING 12 MONTH
                                 PERIOD ENDING                                 REDEMPTION
                                   MARCH 31,                                      PRICE
                                ---------------                                -----------
                                     Year 11................................     102.50%
                                     Year 12................................     102.00
                                     Year 13................................     101.50
                                     Year 14................................     101.00
                                     Year 15................................     100.50
                                     Thereafter.............................     100.00


                       The Company will deposit with the Trustee as and for a sinking fund for
                     the bonds of Series D prior to each March 31, commencing [             ],
                     an amount sufficient to redeem $6,280,000 principal amount of bonds of
                     1990 Series D, less the amount of any credit against any such payment taken by the Company for bonds of 1990 Series D delivered to the Trustee or redeemed by the Company otherwise than through the sinking fund.

                       Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1990 Series D (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds and interest.

                       In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in said Indenture.

                       This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and
                     State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond or bonds of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee or transferees in exchange herefor, and this bond with others in like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                       No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                       [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is one of the bonds, of the series designated therein,
TRUSTEE'S            described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,
                                                                     as Trustee
                                              By
                                                 -------------------------------------------
                                                 Authorized Officer

                                            PART III.
                              CREATION OF TWO HUNDRED EIGHTY-THIRD
                                        SERIES OF BONDS.
                              GENERAL AND REFUNDING MORTGAGE BOND,
                                          1990 SERIES B

TERMS OF BOND          SECTION 1. The Company hereby creates the Two hundred eighty-third
OF 1990 SERIES B.    series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bond, 1990 Series B
                     (elsewhere herein referred to as the "1990 Series B Bond"). The aggregate principal amount of the 1990 Series B Bond shall be limited to Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000), except as provided in Section 13 of Article II of the Original Indenture
                     with respect to exchanges and replacement of bonds. The 1990 Series B Bond shall be a multiple of $1,000.

                       The 1990 Series B Bond shall be issued as one registered bond without coupons in the amount of $256,932,000, which shall bear interest, payable semi-annually on March 31 and September 30 of each year (commencing March
                     31, 1990) at the rate of 7.904%, and principal payments shall be made thereon annually, payable on March 31 of each year (commencing March 31,
                     1990) as set forth below, until the final payments of interest and principal shall be made:

                                                                                     PRINCIPAL
                        PRINCIPAL                                   PRINCIPAL          AMOUNT
                         PAYMENT                                     PAYMENT         REMAINING
                           DATE                                        DUE          OUTSTANDING
                    ------------------                              ----------      ------------
                    March 31, 1990...............................   $9,516,000      $247,416,000
                    March 31, 1991...............................    9,516,000       237,900,000
                    March 31, 1992...............................    9,516,000       228,384,000
                    March 31, 1993...............................    9,516,000       218,868,000
                    March 31, 1994...............................    9,516,000       209,352,000
                    March 31, 1995...............................    9,516,000       199,836,000
                    March 31, 1996...............................    9,516,000       190,320,000
                    March 31, 1997...............................    9,516,000       180,804,000
                    March 31, 1998...............................    9,516,000       171,288,000
                    March 31, 1999...............................    9,516,000       161,772,000
                    March 31, 2000...............................    9,516,000       152,256,000
                    March 31, 2001...............................    9,516,000       142,740,000
                    March 31, 2002...............................    9,516,000       133,224,000
                    March 31, 2003...............................    9,516,000       123,708,000
                    March 31, 2004...............................    9,516,000       114,192,000
                    March 31, 2005...............................    9,516,000       104,676,000
                    March 31, 2006...............................    9,516,000        95,160,000
                    March 31, 2007...............................    9,516,000        85,644,000
                    March 31, 2008...............................    9,516,000        76,128,000
                    March 31, 2009...............................    9,516,000        66,612,000
                    March 31, 2010...............................    9,516,000        57,096,000
                    March 31, 2011...............................    9,516,000        47,580,000
                    March 31, 2012...............................    9,516,000        38,064,000
                    March 31, 2013...............................    9,516,000        28,548,000
                    March 31, 2014...............................    9,516,000        19,032,000
                    March 31, 2015...............................    9,516,000         9,516,000
                    March 31, 2016...............................    9,516,000                 0

                       Payments of principal, premium, if any, and interest on the 1990 Series
                     B Bond shall be made by bank wire transfer in immediately available funds in lawful money of the United States of America to the bank account of the registered holder of such bond which such registered holder shall designate in writing to Bankers Trust Company, Trustee, not less than fifteen (15) days prior to the date such payment shall become due and payable.

                       When a semi-annual interest payment date falls on a Saturday, Sunday or a day on which the Federal Reserve Bank of New York or the Trustee is not
                     open for business, all payments shall be payable on the first day thereafter on which the Federal Reserve Bank of New York and the Trustee are open for business.

                       In the event any semi-annual payment is not made when due, the amount payable shall be such payment, plus interest thereon at the interest rate on such bond, based on a 360-day year, from the due date to the date of payment.

                       The 1990 Series B Bond shall be dated January 3, 1990 and interest shall be payable from January 3, 1990.

                       The 1990 Series B Bond in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed.

                       The 1990 Series B Bond shall not be subject to or entitled to any sinking fund.

REDEMPTION OF          SECTION 2. The 1990 Series B Bond shall be redeemable prior to stated
1990 SERIES B BOND.  maturity, at the election of the Company on any interest payment date, at redemption prices calculated in accordance with the formula set forth below on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company not more than ninety (90) days nor less than thirty (30) days prior to the date fixed for redemption to the registered holder of the 1990 Series B Bond.

                       The optional redemption payment of each bond to be redeemed shall be equal to the present worth, on the date of redemption, of the remaining scheduled semi-annual payments of interest and annual retirement of principal of such bond, calculated as follows. Determine the present value of each scheduled semi-annual payment of interest and annual retirement of principal by dividing each payment by the Present Value Divisor (PVD), where:
                                                        ________
                                              PVD = ( \/ 1.0 + I) (D)

                        I = That annual interest rate (which has been adjusted for semi-annual compounding) for U.S. Treasury securities, with comparable maturities as set forth in the Federal Reserve statistical release, designated
                            H.15 (519), or its successor, published at least 4 days but not more than 10 days prior to the optional redemption date. The rate shall be the "This Week" rate for Treasury Constant Maturities.
                            Straight line interpolate to 3 decimal places after rounding the prepayment period to the nearest month (1st-15th round down) to match the remaining term of the bond to be redeemed.

                       D =  Present value divisor for the preceding 6 month interest period (D equals 1.0 for the period preceding the first period, which is the period from the redemption date to the first scheduled payment date thereafter).

                            Add the present value for all scheduled annual retirements of principal and semi-annual payments of interest to determine the sum to be paid upon redemption of each bond.

                            If the optional redemption payment is greater than the principal outstanding as of the date of optional redemption, the prepayment results in a premium, plus in each case accrued interest to the date fixed for redemption. If the optional redemption payment is less than the principal outstanding as of the date of the optional redemption, the prepayment results in a discount which shall be deducted from the outstanding principal amount which otherwise would have been paid, plus in each case accrued interest to the date fixed for redemption.

                       ANY PARTIAL REDEMPTION SHALL, AS THE PRINCIPAL PORTION OF SUCH
                     REDEMPTION, BE NO LESS THAN $100,000. NO REDEMPTION PURSUANT TO THIS
                     PARAGRAPH SHALL BE CREDITED TO, OR RELIEVE THE COMPANY TO ANY EXTENT FROM
                     ITS OBLIGATION TO MAKE THE PRINCIPAL PAYMENTS PROVIDED FOR IN SECTION 1
                     HEREOF.

                       ON OR BEFORE THE FIRST DAY OF FEBRUARY OR AUGUST IN EACH YEAR,
                     COMMENCING SEPTEMBER 1 1990, THE COMPANY WILL DELIVER TO THE TRUSTEE A
                     TREASURER'S CERTIFICATE, WHICH SHALL BE IRREVOCABLE, SPECIFYING THE
                     PRINCIPAL AMOUNT OF BONDS TO BE OPTIONALLY REDEEMED AND ACCRUED INTEREST
                     ON SUCH BONDS ON THE NEXT ENSUING MARCH 31 OR SEPTEMBER 30, OR THE FIRST
                     BUSINESS DAY THEREAFTER, RESPECTIVELY. THE TRUSTEE SHALL, UPON THE RECEIPT
                     OF THE TREASURER'S CERTIFICATE, CAUSE NOTICE OF THE REDEMPTION THEREOF TO
                     BE GIVEN IN THE NAME OF AND AT THE EXPENSE OF THE COMPANY IN THE MANNER
                     HEREIN PROVIDED FOR. ON OR BEFORE NOON OF THE BUSINESS DAY PRECEDING THE
                     DAY OF PREPAYMENT, THE COMPANY WILL ADVISE THE TRUSTEE OF THE APPLICABLE
                     PREMIUM OR DISCOUNT APPLICABLE TO SUCH PREPAYMENT. SUCH NOTICE HAVING BEEN
                     DULY GIVEN, THE REDEMPTION OF BONDS OF 1990 SERIES B SHALL BE MADE UPON
                     THE TERMS AND IN THE MANNER AND WITH THE EFFECT HEREINABOVE PROVIDED FOR
                     WITH RESPECT TO REDEMPTIONS. A TREASURER'S CERTIFICATE SHALL NOT BE
                     REQUIRED IF NO BONDS OF A SERIES ARE TO BE REDEEMED UNDER THIS PARAGRAPH.

EXCHANGE.              SECTION 3. AT THE OPTION OF THE HOLDER, UPON WRITTEN REQUEST MADE AT
                     LEAST FORTY-FIVE (45) DAYS PRIOR TO AN INTEREST PAYMENT DATE AND SUBJECT
                     TO THE TERMS OF THE INDENTURE AND COMPLIANCE WITH APPLICABLE SECURITIES
                     LAWS, THE 1990 SERIES B BOND SHALL BE EXCHANGEABLE, IN WHOLE BUT NOT IN
                     PART, FOR BONDS OF 1990 SERIES E (AS HEREINAFTER DESCRIBED) IN AN
                     AGGREGATE PRINCIPAL AMOUNT EQUAL TO THE AGGREGATE AMOUNT OF UNPAID
                     PRINCIPAL WHICH SHALL REMAIN OUTSTANDING ON THE 1990 SERIES B BOND AS OF
                     THE DATE OF SUCH EXCHANGE. SUCH EXCHANGE SHALL OCCUR ONLY ON AN INTEREST
                     PAYMENT DATE FOR THE 1990 SERIES B BOND AT THE OFFICE OF THE TRUSTEE IN
                     THE BOROUGH OF MANHATTAN, THE CITY OF NEW YORK, THE STATE OF NEW YORK.

                       THE 1990 SERIES B BOND SHALL BEAR A LEGEND STATING THAT SUCH BOND HAS
                     NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS
                     AMENDED (THE "ACT") AND THAT AS A CONSEQUENCE SUCH BOND MAY NOT BE
                     OFFERED, SOLD OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION,
                     UNLESS REGISTERED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM SUCH
                     REGISTRATION APPLICABLE TO SUCH OFFER, SALE OR OTHER TRANSFER, AND MAY
                     BEAR SUCH OTHER LEGENDS AS MAY BE NECESSARY TO COMPLY WITH ANY LAW OR WITH
                     ANY RULES OR REGULATIONS MADE PURSUANT THERETO.

CONSENT.               SECTION 4. THE HOLDER OF THE 1990 SERIES B BOND, BY ITS ACCEPTANCE OF
                     AND HOLDING THEREOF, CONSENTS AND AGREES THAT BONDS OF ANY SERIES MAY BE
                     ISSUED WHICH MATURE ON A DATE OR DATES LATER THAN OCTOBER 1, 2024 AND ALSO
                     CONSENTS TO THE DELETION FROM THE FIRST PARAGRAPH OF SECTION 5 OF ARTICLE
                     II OF THE INDENTURE OF THE PHRASE "BUT IN NO EVENT LATER THAN OCTOBER 1,
                     2024." SUCH HOLDER FURTHER AGREES THAT (A) SUCH CONSENT SHALL, FOR ALL
                     PURPOSES OF ARTICLE XV OF THE INDENTURE AND WITHOUT FURTHER ACTION ON THE
                     PART OF SUCH HOLDER, BE DEEMED THE AFFIRMATIVE VOTE OF SUCH HOLDER AT ANY
                     MEETING CALLED PURSUANT TO SAID ARTICLE XV FOR THE PURPOSE OF APPROVING
                     SUCH DELETION, AND (B) SUCH DELETION SHALL BECOME EFFECTIVE AT SUCH TIME
                     AS NOT LESS THAN EIGHTY-FIVE PER CENT (85%) IN PRINCIPAL AMOUNT OF BONDS
                     OUTSTANDING UNDER THE INDENTURE SHALL HAVE CONSENTED THERETO SUBSTANTIALLY
                     IN THE MANNER SET FORTH IN THIS SECTION 4, OR IN WRITING, OR BY
                     AFFIRMATIVE VOTE CAST AT A MEETING CALLED PURSUANT TO SAID ARTICLE XV, OR
                     BY ANY COMBINATION THEREOF.

FORM OF                SECTION 5. THE 1990 SERIES B BOND AND THE FORM OF TRUSTEE'S CERTIFICATE
1990 SERIES B BOND.  TO BE ENDORSED ON SUCH BOND SHALL BE SUBSTANTIALLY IN THE FOLLOWING FORMS,
                     RESPECTIVELY:
                                          [FORM OF FACE OF BOND]
                                       THE DETROIT EDISON COMPANY
                                   GENERAL AND REFUNDING MORTGAGE BOND
                                    1990 Series B, 7.904% due March 31, 2016
                           (Payable in annual installments, commencing March 31, 1990)
                     $256,932,000                                                     No.____

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to UNITED STATES OF AMERICA, at its office or agency in the Borough of Manhattan, the City and State of New York, in lawful money of the
                     United States of America, the principal sum of $256,932,000, together with interest at the rate specified in the title hereof on the amount of said principal sum remaining unpaid from time to time from January 3, 1990, and after the first interest payment hereon from the most recent date to which interest has been paid hereon, until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued. Interest shall be due and payable in
                     53 consecutive semi-annual payments on March 31 and September 30 in each year, commencing on March 31, 1990, and principal shall be due and payable in 27 consecutive annual payments on March 31, in each year, commencing on
                     March 31, 1990, each as more fully set forth on the reverse hereof.

                       Payments of principal, premium, if any, and interest on this bond are to be made by bank wire transfer in immediately available funds to the holder hereof all as provided, to the extent and in the manner specified in the indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                       When any payment date falls on a Saturday, Sunday or a day on which the
                     Federal Reserve Bank of New York or the Trustee is not open for business, all payments shall be payable on the first day thereafter on which the
                     Federal Reserve Bank of New York and the Trustee are open for business.

                       In the event any semi-annual payment is not made when due, the amount payable shall be such payment, plus interest thereon at the interest rate on such bond, based on a 360-day year, from the due date to the date of payment.

                       At the written request of the registered holder hereof made at least forty-five (45) days in advance of an interest payment date, this bond shall be exchangeable, in whole but not in part, on any interest payment date in an aggregate principal amount equal to the amount of unpaid principal which shall remain outstanding on this bond as of the date of such exchange (after giving effect to the payment of principal hereon on the date of such exchange), all as provided, to the extent and in the manner specified in the Indenture and the Supplemental Indenture hereinafter mentioned on the reverse hereof.

                       Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary by manual or facsimile signature.

                                                THE DETROIT EDISON COMPANY

                                                By
                                                   -------------------------------------------
                     Dated: January 3, 1990        Chairman of the Board

                                                  ------------------------------
                                                  President

                 Attest:


                 ----------------------------
                 Secretary

                                             [FORM OF REVERSE OF BOND]

                       This bond is the only bond of an authorized issue of bonds of the
                     Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds,
                     1990 Series B (elsewhere herein referred to as the "1990 Series B Bond"), limited to an aggregate principal amount of $256,932,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond is issued and to be issued under, and is equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said
                     Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New
                     York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of February 15,
                     1990) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 15, 1990, are hereinafter collectively called the
                     "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%)
                     in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                       The holder of the 1990 Series B Bond, by its acceptance of and holding thereof, consents and agrees that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consents to the deletion from the first paragraph of Section 5 of Article II of the
                     Indenture of the phrase "but in no event later than October 1, 2024." Such holder further agrees that (a) such consent shall, for all purposes of
                     Article XV of the Indenture and without further action on the part of such holder, be deemed the affirmative vote of such holder at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substan-
                     tially in the manner set forth in Section 3 of Part I of the Supplemental
                     Indenture dated as of February 15, 1990, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                       Principal payments shall be made hereon annually, payable on March 31 of each year (commencing March 31, 1990) as set forth below, until the final payment of principal shall be made:

                                                                                     PRINCIPAL
                        PRINCIPAL                                   PRINCIPAL          AMOUNT
                         PAYMENT                                     PAYMENT         REMAINING
                           DATE                                        DUE          OUTSTANDING
                    ------------------                              ----------      ------------
                    March 31, 1990...............................   $9,516,000      $247,416,000
                    March 31, 1991...............................    9,516,000       237,900,000
                    March 31, 1992...............................    9,516,000       228,384,000
                    March 31, 1993...............................    9,516,000       218,868,000
                    March 31, 1994...............................    9,516,000       209,352,000
                    March 31, 1995...............................    9,516,000       199,836,000
                    March 31, 1996...............................    9,516,000       190,320,000
                    March 31, 1997...............................    9,516,000       180,804,000
                    March 31, 1998...............................    9,516,000       171,288,000
                    March 31, 1999...............................    9,516,000       161,772,000
                    March 31, 2000...............................    9,516,000       152,256,000
                    March 31, 2001...............................    9,516,000       142,740,000
                    March 31, 2002...............................    9,516,000       133,224,000
                    March 31, 2003...............................    9,516,000       123,708,000
                    March 31, 2004...............................    9,516,000       114,192,000
                    March 31, 2005...............................    9,516,000       104,676,000
                    March 31, 2006...............................    9,516,000        95,160,000
                    March 31, 2007...............................    9,516,000        85,644,000
                    March 31, 2008...............................    9,516,000        76,128,000
                    March 31, 2009...............................    9,516,000        66,612,000
                    March 31, 2010...............................    9,516,000        57,096,000
                    March 31, 2011...............................    9,516,000        47,580,000
                    March 31, 2012...............................    9,516,000        38,064,000
                    March 31, 2013...............................    9,516,000        28,548,000
                    March 31, 2014...............................    9,516,000        19,032,000
                    March 31, 2015...............................    9,516,000         9,516,000
                    March 31, 2016...............................    9,516,000                 0

                       This bond shall be redeemable prior to stated maturity, at the election of the Company on any interest payment date, at the redemption prices calculated in accordance with the formula set forth below on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company not more than ninety (90) days nor less than thirty (30)
                     days prior to the date fixed for redemption to the registered holder of the 1990 Series B Bond.

                       The optional redemption payment of each bond to be redeemed shall be equal to the present worth, on the date of redemption, of the remaining scheduled semi- annual payments of interest and annual retirement of principal of such bond, calculated as follows. Determine the present value of each scheduled semi-annual payment of interest and annual retirement of principal by dividing each payment by the Present Value Divisor (PVD), where:
                                              ________
                                     PVD = (\/ 1.0 + I) (D)

                     I = That annual interest rate (which has been adjusted for semi-annual compounding) for U.S. Treasury securities, with comparable maturities as set forth in the Federal Reserve statistical release, designated
                         H.15 (519), or its successor, published at least 4 days but not more than 10 days prior to the optional redemption date. The rate shall be the "This Week" rate for Treasury Constant Maturities.
                         Straight line interpolate to 3 decimal places after rounding the prepayment period to the nearest month (1st-15th round down) to match the remaining term of the bond to be redeemed.

                     D = Present value divisor for the preceding 6 month interest period (D equals 1.0 for the period preceding the first period, which is the period from the redemption date to the first scheduled payment date thereafter).

                         Add the present value for all scheduled annual retirements of principal and semi-annual payments of interest to determine the sum to be paid upon redemption of each bond.

                         If the optional redemption payment is greater than the principal outstanding as of the date of optional redemption, the prepayment results in a premium, plus in each case accrued interest to the date fixed for redemption. If the optional redemption payment is less than the principal outstanding as of the date of the optional redemption, the prepayment results in a discount which shall be deducted from the outstanding principal amount which otherwise would have been paid, plus in each case accrued interest to the date fixed for redemption.

                     No redemption pursuant to this paragraph shall be credited to, or relieve the Company to any extent from its obligation to make the principal payment provided for above.

                       In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in said Indenture.

                       No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                          [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is the only bond of the series designated therein, described
TRUSTEE'S            in the within- mentioned Indenture.
CERTIFICATE.


                                          BANKERS TRUST COMPANY,
                                                                 as Trustee

                                          By
                                             ----------------------------------------------
                                             Authorized Officer

                                                    PART IV.
                                       CREATION OF TWO HUNDRED EIGHTY-FOURTH
                                                SERIES OF BONDS.
                                       GENERAL AND REFUNDING MORTGAGE BONDS,
                                                 1990 SERIES E

TERMS OF BONDS         SECTION 1. The Company hereby creates the Two hundred eighty-fourth
OF 1990 SERIES E.    series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1990 Series E"
                     (elsewhere herein referred to as the "bonds of 1990 Series E"). The aggregate principal amount of bonds of 1990 Series E shall be limited to the principal amount of 1990 Series B Bond being exchanged, except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                       The bonds of 1990 Series E shall mature on March 31, 2016 and shall be issued in exchange for, and in an aggregate principal amount equal to the principal amount remaining outstanding on, the 1990 Series B Bond as of the date of such exchange. The Bonds of Series E shall be issued as registered bonds without coupons in denominations of $10,000 and any multiple thereof, and shall bear interest, payable semi-annually on March
                     31 and September 30 of each year (commencing on the first March 31 or
                     September 30 following the date of such exchange), at the rate of seven and 904/1000 per centum (7.904%) per annum until the principal shall have become due and payable, and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. Except as otherwise specifically provided in this Supplemental Indenture, the principal of and interest on the bonds of
                     1990 Series E shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in
                     any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 1990 Series E, whether in temporary or definitive form, shall be payable without presentation of such bonds and (subject to the provisions of this Section 1) only to or upon the written order of the registered holders thereof.

                       Each bond of 1990 Series E shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 31 or September 30 next preceding the date thereof to which interest has been paid on bonds of 1990 Series E, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication.

                       The bonds of 1990 Series E in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 1990
                     Series E). Until bonds of 1990 Series E in definitive form are ready for delivery, the Company may execute, and upon its request in writing the
                     Trustee shall authenticate and deliver in lieu thereof, bonds of 1990
                     Series E in temporary form, as provided in Section 10 of Article II of the
                     Indenture. Temporary bonds of 1990 Series E, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1990 Series E, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                       Interest on any bond of 1990 Series E which is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth day of March or September as the case may be (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 1990 Series E, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1990 Series E issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1990 Series E issued upon transfer or exchange thereof)
                     is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 1990 Series
                     E not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

REDEMPTION OF BONDS    SECTION 2. The bonds of 1990 Series E shall be redeemable (i) on March
OF 1990              31 in each year, commencing March 31 in the first calendar year
SERIES E.            subsequent to initial issuance, through the operation of the sinking fund hereinafter described at 100% of the principal amount thereof, (ii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of any refunding operation involving borrowing at an interest cost to the Company, computed in accordance with generally accepted financial practice, of less than 7.904% per annum, and (iii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at the following redemption prices
                     (expressed as percentages of the principal amount thereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date fixed for redemption:

                                  IF REDEEMED
                                DURING 12 MONTH
                                 PERIOD ENDING                                 REDEMPTION
                                   MARCH 31,                                      PRICE
                                ---------------                                -----------
                                     Year 11................................     102.50%
                                     Year 12................................     102.00
                                     Year 13................................     101.50
                                     Year 14................................     101.00
                                     Year 15................................     100.50
                                     Thereafter.............................     100.00

                       The bonds of 1990 Series E shall be redeemable as aforesaid as provided herein and as specified in Article IV of the Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days prior to the date fixed for redemption to the registered holders of bonds of 1990 Series E so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 1990 Series E designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1990 Series E (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 1990
                     Series E (or such portion) designated for redemption has been duly provided for. Bonds of 1990 Series E redeemed in part only shall be in amounts of $10,000 or any multiple thereof.

                       If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the
                     Trustee in trust funds (which shall become available for payment to the holders of the bonds of 1990 Series E so to be redeemed) sufficient to redeem bonds of 1990 Series E in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds
                     (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of
                     1990 Series E (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

                       As and for the sinking fund for the retirement of the bonds of 1990
                     Series E the Company will, until all the bonds of 1990 Series E are paid or payment thereof provided for, deposit with the Trustee prior to March
                     31 in each year, commencing March 31 of the first calendar year subsequent to initial issuance, an amount in cash sufficient to redeem on such March
                     31 $9,520,000 principal amount of bonds of 1990 Series E.

                       On or before February 1 in each year, commencing February 1 of the first calendar year subsequent to initial issuance the Company (i) may deliver bonds of 1990 Series E (other than any previously called for redemption for the sinking fund) and (ii) may apply as a credit bonds for 1990 Series
                     E redeemed at the election of the Company otherwise than through the sinking fund, in each case in satisfaction of all or any part of the amount of any sinking fund payment. Each such bond of 1990 Series E shall be received or credited for such purpose by the Trustee at the principal amount thereof and the amount of such sinking fund payment shall be reduced accordingly.

                       On February 1 in each year, commencing February 1 of the first calendar year subsequent to initial issuance, the Company will deliver to the
                     Trustee a treasurer's certificate, which shall be irrevocable, specifying the amount of the next ensuing sinking fund payment and the portions thereof which are to be satisfied by payment of cash, by delivery of bonds of 1990 Series E or by crediting bonds of 1990 Series E previously redeemed. The treasurer's certificate shall also state that bonds of 1990
                     Series E forming the basis of any such credit do not include any bonds of
                     1990 Series E which have been called for redemption for the sinking fund or previously credited against any sinking fund payment. The Trustee shall, upon the receipt of the treasurer's certificate, select the bonds of 1990 Series E to be redeemed upon the next ensuing March 31 in the manner hereinabove provided for and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner hereinabove provided for. Such notice having been duly given, the redemption of such bonds of 1990 Series E shall be made upon the terms and in the manner and with the effect hereinabove provided for with respect to redemptions.

EXCHANGE AND           At the option of the registered holder, any bonds of 1990 Series E, upon
TRANSFER.            surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York,
                     together with a written instrument of transfer (if so required by the
                     Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 1990 Series E of other authorized denominations, upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. Bonds of 1990 Series E
                     shall be transferable at the office or agency of the Company in the
                     Borough of Manhattan, The City of New York, The State of New York. The
                     Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1990 Series E during any period of ten (10) days next preceding any interest payment date for such bonds.

                       Bonds of 1990 Series E, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

CONSENT.               SECTION 3. The holders of the bonds of 1990 Series E, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1,
                     2024 and also consent to the deletion from the first paragraph of Section
                     5 of Article II of the Indenture of the phrase "but in no event later than
                     October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 3, or in writing, or by affirmative vote cast at a meeting called pursuant to said
                     Article XV, or by any combination thereof.

FORM OF BONDS OF       SECTION 4. The bonds of 1990 Series E and the form of Trustee's
1990 SERIES E.       Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively.

                                          [FORM OF FACE OF BOND]
                                        THE DETROIT EDISON COMPANY
                                    GENERAL AND REFUNDING MORTGAGE BOND
                                 1990 Series E, 7.904% due March 31, 2016
                     $_____________                                                No.________

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises
                     to pay to                           or registered assigns, at its office
                     or agency in the Borough of Manhattan, The City and State of New York, the
                     principal sum of              in lawful money of the United States of
                     America on the thirty-first day of March, 2016, and to pay interest thereon at the rate specified in the title hereof, at such office or
                     agency, in like lawful money, from              , and after the first
                     interest payment on bonds of this Series from the most recent date to which such interest has been paid, semi-annually on the thirty-first day of March and the thirtieth day in September each year, to the person in whose name this bond is registered at the close of business on the preceding fifteenth day of March or September (subject to certain exceptions provided in the Indenture hereinafter mentioned), until the
                     Company's obligation with respect to payment of said principal shall have been discharged as provided in such Indenture.

                       Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the aforesaid Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instru-
                     ment to be executed on its behalf by its Chairman of the Board and its
                     President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an
                     Assistant Secretary with his manual or facsimile signature.

                     Dated:                                      THE DETROIT EDISON COMPANY

                                                                 By
                                                                     --------------------------
                                                                     Chairman of the Board


                                                                     --------------------------
                                                                     President
                     Attest:

                     -----------------------------------
                                               Secretary

                                           [FORM OF REVERSE OF BOND]

                       This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1990 Series
                     E, (elsewhere herein referred to as the "bonds of 1990 Series E"), limited to the aggregate principal amount of [the 1990 Series B Bonds being converted], except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an
                     Indenture, dated as of October 1, 1924, duly executed by the Company to
                     Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the
                     Supplemental Indenture dated as of February 15, 1990) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 15,
                     1990, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided.
                     With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%)
                     in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                       The holders of the bonds of 1990 Series E, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article
                     II of the Indenture of the phrase "but in no event later than October 1,
                     2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the
                     Supplemental Indenture dated as of February 15, 1990, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                       This bond is redeemable on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) but not more than ninety (90) days prior to the date fixed for redemption to the registered holder of this bond at his last address appearing on the register thereof, in the manner and upon the terms provided in the Indenture, (i) on March 31 in each year, commencing [March
                     31,      ], through the operation of the sinking fund for bonds of 1990
                     Series E at 100% of the principal amount hereof, (ii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of any refunding operation involving borrowing at an interest cost to the
                     Company, computed in accordance with generally accepted financial practice, of less than 7.904% per annum, and (iii) at the election of the
                     Company on any date prior to maturity, commencing March 31 of the eleventh
                     (11th) calendar year subsequent to initial issuance, as a whole or in part, from time to time, at the following redemption prices (expressed as percentages of the principal amount hereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date fixed for redemption:

                                  IF REDEEMED
                                DURING 12 MONTH
                                 PERIOD ENDING                                 REDEMPTION
                                   MARCH 31,                                      PRICE
                                ---------------                                -----------
                                     Year 11................................     102.50%
                                     Year 12................................     102.00
                                     Year 13................................     101.50
                                     Year 14................................     101.00
                                     Year 15................................     100.50
                                     Thereafter.............................     100.00

                       The Company will deposit with the Trustee as and for a sinking fund for
                     the bonds of Series E prior to each March 31, commencing [             ],
                     an amount sufficient to redeem $9,520,000 principal amount of bonds of
                     1990 Series E, less the amount of any credit against any such payment taken by the Company for bonds of 1990 Series E delivered to the Trustee or redeemed by the Company otherwise than through the sinking fund.

                       Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1990 Series E (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds and interest.

                       In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in said Indenture.

                       This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and
                     State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond or bonds of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee or transferees in exchange herefor, and this bond with others in like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                       No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                       [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is one of the bonds, of the series designated therein,
TRUSTEE'S            described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,
                                                                     as Trustee

                                              By
                                                 --------------------------------------
                                                 Authorized Officer

                                             PART V.
                              CREATION OF TWO HUNDRED EIGHTY-FIFTH
                                        SERIES OF BONDS.
                              GENERAL AND REFUNDING MORTGAGE BOND,
                                          1990 SERIES C

TERMS OF BOND          SECTION 1. The Company hereby creates the Two hundred eighty-fifth
OF 1990 SERIES C.    series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bond, 1990 Series C
                     (elsewhere herein referred to as the "1990 Series C Bond"). The aggregate principal amount of the 1990 Series C Bond shall be limited to Eighty-five million four hundred seventy-five thousand dollars ($85,475,000), except as provided in Section 13 of Article II of the Original Indenture with respect to exchanges and replacement of bonds. The 1990 Series C Bond shall be a multiple of $1,000.

                       The 1990 Series C Bond shall be issued as one registered bond without coupons in the amount of $85,475,000, which shall bear interest, payable semi-annually on March 31 and September 30 of each year (commencing March
                     31, 1990) at the rate of 8.357%, and principal payments shall be made thereon annually, payable on March 31 of each year (commencing March 31,
                     1990) as set forth below, until the final payments of interest and principal shall be made:

                                                                                      PRINCIPAL
                        PRINCIPAL                                    PRINCIPAL         AMOUNT
                         PAYMENT                                      PAYMENT         REMAINING
                           DATE                                         DUE          OUTSTANDING
                    ------------------                               ----------      -----------
                    March 31, 1990................................   $3,419,000      $82,056,000
                    March 31, 1991................................    3,419,000       78,637,000
                    March 31, 1992................................    3,419,000       75,218,000
                    March 31, 1993................................    3,419,000       71,799,000
                    March 31, 1994................................    3,419,000       68,380,000
                    March 31, 1995................................    3,419,000       64,961,000
                    March 31, 1996................................    3,419,000       61,542,000
                    March 31, 1997................................    3,419,000       58,123,000
                    March 31, 1998................................    3,419,000       54,704,000
                    March 31, 1999................................    3,419,000       51,285,000
                    March 31, 2000................................    3,419,000       47,866,000
                    March 31, 2001................................    3,419,000       44,447,000
                    March 31, 2002................................    3,419,000       41,028,000
                    March 31, 2003................................    3,419,000       37,609,000
                    March 31, 2004................................    3,419,000       34,190,000
                    March 31, 2005................................    3,419,000       30,771,000
                    March 31, 2006................................    3,419,000       27,352,000
                    March 31, 2007................................    3,419,000       23,933,000
                    March 31, 2008................................    3,419,000       20,514,000
                    March 31, 2009................................    3,419,000       17,095,000
                    March 31, 2010................................    3,419,000       13,676,000
                    March 31, 2011................................    3,419,000       10,257,000
                    March 31, 2012................................    3,419,000        6,838,000
                    March 31, 2013................................    3,419,000        3,419,000
                    March 31, 2014................................    3,419,000                0

                       Payments of principal, premium, if any, and interest on the 1990 Series
                     C Bond shall be made by bank wire transfer in immediately available funds in lawful money of the United States of America to the bank account of the registered holder of such bond which such registered holder shall designate in writing to Bankers Trust Company, Trustee, not less than fifteen (15) days prior to the date such payment shall become due and payable.

                       When a semi-annual interest payment date falls on a Saturday, Sunday or a day on which the Federal Reserve Bank of New York or the Trustee is not
                     open for business, all payments shall be payable on the first day thereafter on which the Federal Reserve Bank of New York and the Trustee are open for business.

                       In the event any semi-annual payment is not made when due, the amount payable shall be such payment, plus interest thereon at the interest rate of one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week U.S. Treasury bills, from the due date to the date of payment. Upon the expiration of each successive 91-day period following the scheduled payment date for any outstanding payment, a new rate shall be established pursuant to this paragraph and such rate shall be applied to the outstanding payment and all late charges accrued thereon.

                       The 1990 Series C Bond shall be dated January 3, 1990 and interest shall be payable from January 3, 1990.

                       The 1990 Series C Bond in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed.

                       The 1990 Series C Bond shall not be subject to or entitled to any sinking fund.

REDEMPTION OF          SECTION 2. The 1990 Series C Bond shall be redeemable prior to stated
1990 SERIES C BOND.  maturity, at the election of the Company on any interest payment date, at redemption prices calculated in accordance with the formula set forth below on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company not more than ninety (90) days nor less than thirty (30) days prior to the date fixed for redemption to the registered holder of the 1990 Series C Bond.

                       The optional redemption payment of each bond to be redeemed shall be equal to the present worth, on the date of redemption, of the remaining scheduled semi- annual payments of interest and annual retirement of principal of such bond, calculated as follows. Determine the present value of each scheduled semi-annual payment of interest and annual retirement of principal by dividing each payment by the Present Value Divisor (PVD), where:
                                             __________
                                    PVD = (\/ 1.0 + I) (D)

                     I = That annual interest rate (which has been adjusted for semi-annual compounding) for U.S. Treasury securities, with comparable maturities as set forth in the Federal Reserve statistical release, designated
                         H.15 (519), or its successor, published at least 4 days but not more than 10 days prior to the optional redemption date. The rate shall be the "This Week" Rate for Treasury Constant Maturities.
                         Straight line interpolate to 3 decimal places after rounding the prepayment period to the nearest month (1st-15th round down) to match the remaining term of the bond to be redeemed.

                     D = Present value divisor for the preceding 6 month interest period (D equals 1.0 for the period preceding the first period, which is the period from the redemption date to the first scheduled payment date thereafter).

                         Add the present value for all scheduled annual retirements of principal and semi-annual payments of interest to determine the sum to be paid upon redemption of each bond.

                         If the optional redemption payment is greater than the principal outstanding as of the date of optional redemption, the prepayment results in a premium, plus in each case accrued interest to the date fixed for redemption. If the optional redemption payment is less than the principal outstanding as of the date of the optional redemption, the prepayment results in a discount which shall be deducted from the outstanding principal amount which otherwise would have been paid, plus in each case accrued interest to the date fixed for redemption.

                       Any partial redemption shall, as the principal portion of such redemption, be no less than $100,000. No redemption pursuant to this paragraph shall be credited to, or relieve the Company to any extent from its obligation to make the principal payments provided for in Section 1 hereof.

                       On or before the first day of February or August in each year, commencing September 1 1990, the Company will deliver to the Trustee a treasurer's certificate, which shall be irrevocable, specifying the principal amount of bonds to be optionally redeemed and accrued interest on such bonds on the next ensuing March 31 or September 30, or the first business day thereafter, respectively. The Trustee shall, upon the receipt of the treasurer's certificate, cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner herein provided for. On or before noon of the business day preceding the day of prepayment, the Company will advise the Trustee of the applicable premium or discount applicable to such prepayment. Such notice having been duly given, the redemption of bonds of 1990 Series C shall be made upon the terms and in the manner and with the effect hereinabove provided for with respect to redemptions. A treasurer's certificate shall not be required if no bonds of a series are to be redeemed under this paragraph.

EXCHANGE.              SECTION 3. At the option of the holder, upon written request made at least forty-five (45) days prior to an interest payment date and subject to the terms of the Indenture and compliance with applicable securities laws, the 1990 Series C Bond shall be exchangeable, in whole but not in part, for bonds of 1990 Series F (as hereinafter described) in an aggregate principal amount equal to the aggregate amount of unpaid principal which shall remain outstanding on the 1990 Series C Bond as of the date of such exchange. Such exchange shall occur only on an interest payment date for the 1990 Series C Bond at the office of the Trustee in the Borough of Manhattan, The City of New York, The State of New York.

                       The 1990 Series C Bond shall bear a legend stating that such bond has not been registered under the United States Securities Act of 1933, as amended (the "Act") and that as a consequence such bond may not be offered, sold or otherwise transferred, whether or not for consideration, unless registered under such Act or pursuant to an exemption from such registration applicable to such offer, sale or other transfer, and may bear such other legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto.

CONSENT.               SECTION 4. The holder of the 1990 Series C Bond, by its acceptance of and holding thereof, consents and agrees that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consents to the deletion from the first paragraph of Section 5 of Article
                     II of the Indenture of the phrase "but in no event later than October 1,
                     2024." Such holder further agrees that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holder, be deemed the affirmative vote of such holder at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five per cent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substan-
                     tially in the manner set forth in this Section 4, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

FORM OF                SECTION 5. The 1990 Series C Bond and the form of Trustee's Certificate
1990 SERIES C BOND.  to be endorsed on such bond shall be substantially in the following forms, respectively:

                                                [FORM OF FACE OF BOND]
                                              THE DETROIT EDISON COMPANY
                                           GENERAL AND REFUNDING MORTGAGE BOND
                                          1990 Series C, 8.357% due March 31, 2014
                                (Payable in annual installments, commencing March 31, 1990)
                     $85,475,000                                                         No.________

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to UNITED STATES OF AMERICA, at its office or agency in the Borough of Manhattan, the City and State of New York, in lawful money of the
                     United States of America, the principal sum of $85,475,000, together with interest at the rate specified in the title hereof on the amount of said principal sum remaining unpaid from time to time from January 3, 1990, and after the first interest payment hereon from the most recent date to which interest has been paid hereon, until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued. Interest shall be due and payable in
                     49 consecutive semi-annual payments on March 31 and September 30 in each year, commencing on March 31, 1990, and principal shall be due and payable in 25 consecutive annual payments on March 31, in each year, commencing on
                     March 31, 1990, each as more fully set forth on the reverse hereof.

                       Payments of principal, premium, if any, and interest on this bond are to be made by bank wire transfer in immediately available funds to the holder hereof all as provided, to the extent and in the manner specified in the
                     Indenture hereinafter mentioned on the reverse hereof and in the supplemental indenture pursuant to which this bond has been issued.

                       In the event any semi-annual payment is not made when due, the amount payable shall be such payment, plus interest thereon at the interest rate of one and one-half times the rate to be determined by the Secretary of the Treasury taking into consideration the prevailing market yield on the remaining maturity of the most recently auctioned 13-week U.S. Treasury bills, from the due date to the date of payment. Upon the expiration of each successive 91-day period following the scheduled payment date for any outstanding payment, a new rate shall be established pursuant to this paragraph and such rate shall be applied to the outstanding payment and all late charges accrued thereon.

                       When any payment date falls on a Saturday, Sunday or a day on which the
                     Federal Reserve Bank of New York or the Trustee is not open for business, all payments shall be payable on the first day thereafter on which the
                     Federal Reserve Bank of New York and the Trustee are open for business.

                       At the written request of the registered holder hereof made at least forty-five (45) days in advance of an interest payment date, this bond shall be exchangeable, in whole but not in part, on any interest payment date in an aggregate principal amount equal to the amount of unpaid principal which shall remain outstanding on this bond as of the date of such exchange (after giving effect to the payment of principal hereon on the date of such exchange), all as provided, to the extent and in the manner specified in the Indenture and the Supplemental Indenture hereinafter mentioned on the reverse hereof.

                       Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the Indenture hereinafter mentioned on the reverse hereof, or its successor thereunder, shall have signed the form of certificate endorsed hereon.


                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instrument to be executed on its behalf by its Chairman of the Board and its President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an Assistant Secretary by manual or facsimile signature.

                                                       THE DETROIT EDISON COMPANY

                     Dated January 3, 1990             By
                                                         ----------------------------------
                                                         Chairman of the Board


                                                         ----------------------------------
                                                         President

                     Attest:

                     ----------------------------------
                     Secretary

                                             [FORM OF REVERSE OF BOND]

                       This bond is the only bond of an authorized issue of bonds of the
                     Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds,
                     1990 Series C (elsewhere herein referred to as the "1990 Series C Bond"), limited to an aggregate principal amount of $85,475,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond is issued and to be issued under, and is equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said
                     Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to Bankers Trust Company, a corporation of the State of New
                     York, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of February 15,
                     1990) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 15, 1990, are hereinafter collectively called the
                     "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%)
                     in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                       The holder of the 1990 Series C Bond, by its acceptance of and holding thereof, consents and agrees that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consents to the deletion from the first paragraph of Section 5 of Article II of the
                     Indenture of the phrase "but in no event later than October 1, 2024." Such holder further agrees that (a) such consent shall, for all purposes of
                     Article XV of the Indenture and without further action on the part of such holder, be deemed the affirmative vote of such holder at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substan-
                     tially in the manner set forth in Section 3 of Part I of the Supplemental
                     Indenture dated as of February 15, 1990, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                       Principal payments shall be made hereon annually, payable on March 31 of each year (commencing March 31, 1990) as set forth below, until the final payment of principal shall be made:

                                                                                      PRINCIPAL
                        PRINCIPAL                                    PRINCIPAL         AMOUNT
                         PAYMENT                                      PAYMENT         REMAINING
                           DATE                                         DUE          OUTSTANDING
                    ------------------                               ----------      -----------
                    March 31, 1990................................   $3,419,000      $82,056,000

                                                                                      PRINCIPAL
                        PRINCIPAL                                    PRINCIPAL         AMOUNT
                         PAYMENT                                      PAYMENT         REMAINING
                           DATE                                         DUE          OUTSTANDING
                    ------------------                               ----------      -----------
                    March 31, 1991................................    3,419,000       78,637,000
                    March 31, 1992................................    3,419,000       75,218,000
                    March 31, 1993................................    3,419,000       71,799,000
                    March 31, 1994................................    3,419,000       68,380,000
                    March 31, 1995................................    3,419,000       64,961,000
                    March 31, 1996................................    3,419,000       61,542,000
                    March 31, 1997................................    3,419,000       58,123,000
                    March 31, 1998................................    3,419,000       54,704,000
                    March 31, 1999................................    3,419,000       51,285,000
                    March 31, 2000................................    3,419,000       47,866,000
                    March 31, 2001................................    3,419,000       44,447,000
                    March 31, 2002................................    3,419,000       41,028,000
                    March 31, 2003................................    3,419,000       37,609,000
                    March 31, 2004................................    3,419,000       34,190,000
                    March 31, 2005................................    3,419,000       30,771,000
                    March 31, 2006................................    3,419,000       27,352,000
                    March 31, 2007................................    3,419,000       23,933,000
                    March 31, 2008................................    3,419,000       20,514,000
                    March 31, 2009................................    3,419,000       17,095,000
                    March 31, 2010................................    3,419,000       13,676,000
                    March 31, 2011................................    3,419,000       10,257,000
                    March 31, 2012................................    3,419,000        6,838,000
                    March 31, 2013................................    3,419,000        3,419,000
                    March 31, 2014................................    3,419,000                0

                       This bond shall be redeemable prior to stated maturity, at the election of the Company on any interest payment date, at the redemption prices calculated in accordance with the formula set forth below on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company not more than ninety (90) days nor less than thirty (30)
                     days prior to the date fixed for redemption to the registered holder of the 1990 Series C Bond.

                       The optional redemption payment of each bond to be redeemed shall be equal to the present worth, on the date of redemption, of the remaining scheduled semi- annual payments of interest and annual retirement of principal of such bond, calculated as follows. Determine the present value of each scheduled semi-annual payment of interest and annual retirement of principal by dividing each payment by the Present Value Divisor (PVD), where:
                                                      ____________
                                             PVD = (\/1.0 + I) (D)

                        I = That annual interest rate (which has been adjusted for semi-annual compounding) for U.S. Treasury securities, with comparable maturities as set forth in the Federal Reserve statistical release, designated
                            H.15 (519), or its successor, published at least 4 days but not more than 10 days prior to the optional redemption date. The rate shall be the "This Week" rate for Treasury Constant Maturities.
                            Straight line interpolate to 3 decimal places after rounding the prepayment period to the nearest month (1st-15th round down) to match the remaining term of the bond to be redeemed.

                       D = Present value divisor for the preceding 6 month interest period (D equals 1.0 for the period preceding the first period, which is the period from the redemption date to the first scheduled payment date thereafter).

                           Add the present value for all scheduled annual retirements of principal and semi-annual payments of interest to determine the sum to be paid upon redemption of each bond.

                           If the optional redemption payment is greater than the principal outstanding as of the date of optional redemption, the prepayment results in a premium, plus in each case accrued interest to the date fixed for redemption. If the optional redemption payment is less than the principal outstanding as of the date of the optional redemption, the prepayment results in a discount which shall be deducted from the outstanding principal amount which otherwise would have been paid, plus in each case accrued interest to the date fixed for redemption.

                     No redemption pursuant to this paragraph shall be credited to, or relieve the Company to any extent from its obligation to make the principal payment provided for above.

                       In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in said Indenture.

                       No recourse shall be had for the payment of the principal of, or the interest on, this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                          [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is the only bond of the series designated therein, described
TRUSTEE'S            in the within- mentioned Indenture.
CERTIFICATE.


                                          BANKERS TRUST COMPANY,
                                                                 as Trustee

                                          By
                                             ---------------------------------
                                             Authorized Officer

                                                       PART VI.
                                         CREATION OF TWO HUNDRED EIGHTY-SIXTH
                                                   SERIES OF BONDS.
                                         GENERAL AND REFUNDING MORTGAGE BONDS,
                                                    1990 SERIES F

TERMS OF BONDS         SECTION 1. The Company hereby creates the Two hundred eighty-sixth
OF 1990 SERIES F.    series of bonds to be issued under and secured by the Original Indenture as amended to date and as further amended by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title "General and Refunding Mortgage Bonds, 1990 Series F"
                     (elsewhere herein referred to as the "bonds of 1990 Series F"). The aggregate principal amount of bonds of 1990 Series F shall be limited to the principal amount of 1990 Series C Bond being exchanged, except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                       The bonds of 1990 Series F shall mature on March 31, 2014 and shall be issued in exchange for, and in an aggregate principal amount equal to the principal amount remaining outstanding on, the 1990 Series C Bond as of the date of such exchange. The bonds of 1990 Series F shall be issued as registered bonds without coupons in denominations of $10,000 and any multiple thereof, and shall bear interest, payable semi-annually on March
                     31 and September 30 of each year (commencing on the first March 31 or
                     September 30 following the date of such exchange), at the rate of eight and 357/1000 per centum (8.357%) per annum until the principal shall have become due and payable, and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture. Except as otherwise specifically provided in this Supplemental Indenture, the principal of and interest on the bonds of
                     1990 Series F shall be payable at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York in
                     any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts. The interest on bonds of 1990 Series F, whether in temporary or definitive form, shall be payable without presentation of such bonds and (subject to the provisions of this Section 1) only to or upon the written order of the registered holders thereof.

                       Each bond of 1990 Series F shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the March 31 or September 30 next preceding the date thereof to which interest has been paid on bonds of 1990 Series F, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication.

                       The bonds of 1990 Series F in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 1990
                     Series F). Until bonds of 1990 Series F in definitive form are ready for delivery, the Company may execute, and upon its request in writing the
                     Trustee shall authenticate and deliver in lieu thereof, bonds of 1990
                     Series F in temporary form, as provided in Section 10 of Article II of the
                     Indenture. Temporary bonds of 1990 Series F, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 1990 Series F, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                       Interest on any bond of 1990 Series F which is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the fifteenth day of March or September as the case may be (whether or not a business day) next preceding such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 1990 Series F, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 1990 Series F issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 1990 Series F issued upon transfer or exchange thereof)
                     is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 1990 Series
                     F not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

REDEMPTION OF BONDS    SECTION 2. The bonds of 1990 Series F shall be redeemable (i) on March
OF 1990              31 in each year, commencing March 31 in the first calendar year
SERIES F.            subsequent to initial issuance, through the operation of the sinking fund hereinafter described at 100% of the principal amount thereof, (ii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of any refunding operation involving borrowing at an interest cost to the Company, computed in accordance with generally accepted financial practice, of less than 8.357% per annum, and (iii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th) calendar year subsequent to initial issuance as a whole, or in part, from time to time, at the following redemption prices
                     (expressed as percentages of the principal amount thereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date fixed for redemption:

                                  IF REDEEMED
                                DURING 12 MONTH
                                 PERIOD ENDING                                 REDEMPTION
                                   MARCH 31,                                      PRICE
                                ---------------                                -----------
                                     Year 11................................     102.50%
                                     Year 12................................     102.00
                                     Year 13................................     101.50
                                     Year 14................................     101.00
                                     Year 15................................     100.50
                                     Thereafter.............................     100.00

                       The bonds of 1990 Series F shall be redeemable as aforesaid as provided herein and as specified in Article IV of the Indenture upon giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) days prior to the date fixed for redemption to the registered holders of bonds of 1990 Series F so called for redemption at their last respective addresses appearing on the register thereof, but failure to mail such notice to the registered holders of any bonds of 1990 Series F designated for redemption shall not affect the validity of any such redemption of any other bonds of such series. Interest shall cease to accrue on any bonds of 1990 Series F (or any portion thereof) so called for redemption from and after the date fixed for redemption if payment sufficient to redeem the bonds of 1990
                     Series F (or such protion) designated for redemption has been duly provided for. Bonds of 1990 Series F redeemed in part only shall be in amounts of $10,000 or any multiple thereof.

                       If the giving of the notice of redemption shall have been completed, or if provision satisfactory to the Trustee for the giving of such notice shall have been made, and if the Company shall have deposited with the
                     Trustee in trust funds (which shall become available for payment to the holders of the bonds of 1990 Series F so to be redeemed) sufficient to redeem bonds of 1990 Series F in whole or in part, on the date fixed for redemption, then all obligations of the Company in respect of such bonds
                     (or portions thereof) so to be redeemed and interest due or to become due thereon shall cease and be discharged and the holders of such bonds of
                     1990 Series F (or portions thereof) shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or in respect of such bonds (or portions thereof) and interest.

                       As and for the sinking fund for the retirement of the bonds of 1990
                     Series F the Company will, until all the bonds of 1990 Series F are paid or payment thereof provided for, deposit with the Trustee prior to March
                     31 in each year, commencing March 31 of the first calendar year subsequent to initial issuance, an amount in cash sufficient to redeem on such March
                     31 $3,420,000 principal amount of bonds of 1990 Series F.

                       On or before February 1 in each year, commencing February 1 of the first calendar year subsequent to initial issuance the Company (i) may deliver bonds of 1990 Series F (other than any previously called for redemption for the sinking fund) and (ii) may apply as a credit bonds for 1990 Series
                     F redeemed at the election of the Company otherwise than through the sinking fund, in each case in satisfaction of all or any part of the amount of any sinking fund payment. Each such bond of 1990 Series F shall be received or credited for such purpose by the Trustee at the principal amount thereof and the amount of such sinking fund payment shall be reduced accordingly.

                       On February 1 in each year, commencing February 1 of the first calendar year subsequent to initial issuance, the Company will deliver to the
                     Trustee a treasurer's certificate, which shall be irrevocable, specifying the amount of the next ensuing sinking fund payment and the portions thereof which are to be satisfied by payment of cash, by delivery of bonds of 1990 Series F or by crediting bonds of 1990 Series F previously redeemed. The treasurer's certificate shall also state that bonds of 1990
                     Series F forming the basis of any such credit do not include any bonds of
                     1990 Series F which have been called for redemption for the sinking fund or previously credited against any sinking fund payment. The Trustee shall, upon the receipt of the treasurer's certificate, select the bonds of 1990 Series F to be redeemed upon the next ensuing March 31 in the manner hereinabove provided for and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner hereinabove provided for. Such notice having been duly given, the redemption of such bonds of 1990 Series F shall be made upon the terms and in the manner and with the effect hereinabove provided for with respect to redemptions.

EXCHANGE AND           At the option of the registered holder, any bonds of 1990 Series F, upon
TRANSFER.            surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City of New York, The State of New York,
                     together with a written instrument of transfer (if so required by the
                     Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney, shall be exchangeable for a like aggregate principal amount of bonds of 1990 Series F of other authorized denominations, upon the terms and conditions specified herein and in Section 7 of Article II of the Indenture. Bonds of 1990 Series F
                     shall be transferable at the office or agency of the Company in the
                     Borough of Manhattan, The City of New York, The State of New York. The
                     Company waives its rights under Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 1990 Series F during any period of ten (10) days next preceding any interest payment date for such bonds.

                       Bonds of 1990 Series F, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or with the rules or regulations of any stock exchange or to conform to usage with respect thereto.

CONSENT.               SECTION 3. The holders of the bonds of 1990 Series F, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1,
                     2024 and also consent to the deletion from the first paragraph of Section
                     5 of Article II of the Indenture of the phrase "but in no event later than
                     October 1, 2024". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in this Section 3, or in writing, or by affirmative vote cast at a meeting called pursuant to said
                     Article XV, or by any combination thereof.

FORM OF BONDS OF       SECTION 4. The bonds of 1990 Series F and the form of Trustee's
1990 SERIES F.       Certificate to be endorsed on such bonds shall be substantially in the following forms, respectively.

                                              [FORM OF FACE OF BOND]

                                            THE DETROIT EDISON COMPANY
                                        GENERAL AND REFUNDING MORTGAGE BOND
                                     1990 Series F, 8.357% due March 31, 2014
                     $______________                                             No. _____________

                       THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises
                     to pay to                           or registered assigns, at its office
                     or agency in the Borough of Manhattan, The City and State of New York, the
                     principal sum of              in lawful money of the United States of
                     America on the thirty-first day of March, 2014, and to pay interest thereon at the rate specified in the title hereof, at such office or
                     agency, in like lawful money, from              , and after the first
                     interest payment on bonds of this Series from the most recent date to which such interest has been paid, semi-annually on the thirty-first day of March and the thirtieth day in September each year, to the person in whose name this bond is registered at the close of business on the preceding fifteenth day of March or September (subject to certain exceptions provided in the Indenture hereinafter mentioned), until the
                     Company's obligation with respect to payment of said principal shall have been discharged as provided in such Indenture.

                       Reference is hereby made to the further provisions of this bond set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though set forth at this place.

                       This bond shall not be valid or become obligatory for any purpose until
                     Bankers Trust Company, the Trustee under the aforesaid Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                       IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has caused this instru-
                     ment to be executed on its behalf by its Chairman of the Board and its
                     President or a Vice President, with their manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Secretary or an
                     Assistant Secretary with his manual or facsimile signature.

                     Dated:                                      THE DETROIT EDISON COMPANY

                                                                 By
                                                                     -------------------------
                                                                     Chairman of the Board


                                                                     -------------------------
                     Attest:                                         President

                     -------------------------
                     Secretary

                                           [FORM OF REVERSE OF BOND]

                       This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of said bonds known as General and Refunding Mortgage Bonds, 1990 Series
                     F, (elsewhere herein referred to as the "bonds of 1990 Series F"), limited to [the aggregate principal amount of the 1990 Series C Bond being converted], except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an
                     Indenture, dated as of October 1, 1924, duly executed by the Company to
                     Bankers Trust Company, a corporation of the State of New York, as Trustee, to which Indenture and all indentures supplemental thereto (including the
                     Supplemental Indenture dated as of February 15, 1990) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of February 15,
                     1990, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided.
                     With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%)
                     in principal amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in principal amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of, or the interest on, this bond, which in those respects is unconditional.

                       The holders of the bonds of 1990 Series F, by their acceptance of and holding thereof, consent and agree that bonds of any series may be issued which mature on a date or dates later than October 1, 2024 and also consent to the deletion from the first paragraph of Section 5 of Article
                     II of the Indenture of the phrase "but in no event later than October 1,
                     2024,". Such holders further agree that (a) such consent shall, for all purposes of Article XV of the Indenture and without further action on the part of such holders, be deemed the affirmative vote of such holders at any meeting called pursuant to said Article XV for the purpose of approving such deletion, and (b) such deletion shall become effective at such time as not less than eighty-five percent (85%) in principal amount of bonds outstanding under the Indenture shall have consented thereto substantially in the manner set forth in Section 3 of Part I of the
                     Supplemental Indenture dated as of February 15, 1990, or in writing, or by affirmative vote cast at a meeting called pursuant to said Article XV, or by any combination thereof.

                       This bond is redeemable on giving notice of such redemption by first class mail, postage prepaid, by or on behalf of the Company at least thirty (30) but not more than ninety (90) days prior to the date fixed for redemption to the registered holder of this bond at his last address appearing on the register thereof, in the manner and upon the terms provided in the Indenture, (i) on March 31 in each year, commencing [March
                     31,      ], through the operation of the sinking fund for bonds of 1990
                     Series F at 100% of the principal amount hereof, (ii) at the election of the Company on any date prior to maturity, commencing March 31 of the eleventh (11th) calendar year subsequent to initial issuance, as a whole, or in part, from time to time, at par plus in each case accrued interest to the date fixed for redemption if such redemption does not utilize, directly or indirectly, the proceeds of and is not in anticipation of any refunding operation involving borrowing at an interest cost to the
                     Company, computed in accordance with generally accepted financial practice, of less than 8.357% per annum, and (iii) at the election of the
                     Company on any date prior to maturity, commencing March 31 of the eleventh
                     (11th) calendar year subsequent to initial issuance, as a whole or in part, from time to time, at the following redemption prices (expressed as percentages of the principal amount hereof) plus in each case (whether through operation of the sinking fund or otherwise) accrued interest to the date fixed for redemption:

                                  IF REDEEMED
                                DURING 12 MONTH
                                 PERIOD ENDING                                 REDEMPTION
                                   MARCH 31,                                      PRICE
                                ---------------                                -----------
                                     Year 11................................     102.50%
                                     Year 12................................     102.00
                                     Year 13................................     101.50
                                     Year 14................................     101.00
                                     Year 15................................     100.50
                                     Thereafter.............................     100.00


                       The Company will deposit with the Trustee as and for a sinking fund for
                     the bonds of Series F prior to each March 31, commencing [             ],
                     an amount sufficient to redeem $3,420,000 principal amount of bonds of
                     1990 Series F, less the amount of any credit against any such payment taken by the Company for bonds of 1990 Series F delivered to the Trustee or redeemed by the Company otherwise than through the sinking fund.

                       Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 1990 Series F (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds and interest.

                       In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in said Indenture.

                       This bond is transferable by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and
                     State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond or bonds of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee or transferees in exchange herefor, and this bond with others in like form may in like manner be exchanged for one or more new registered bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                       No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the
                     Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                                      [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF                This bond is one of the bonds, of the series designated therein,
TRUSTEE'S            described in the within-mentioned Indenture.
CERTIFICATE.

                                              BANKERS TRUST COMPANY,
                                                                     as Trustee

                                              By
                                                -----------------------------------
                                                 Authorized Officer

                                                    PART VII.
                                           RECORDING AND FILING DATA

RECORDING AND            The Original Indenture and indentures supplemental thereto have been
FILING OF ORIGINAL   recorded and/or filed and Certificates of Provision for Payment have been
INDENTURE.           recorded as hereinafter set forth.

                         The Original Indenture has been recorded as a real estate mortgage and filed as a chattel mortgage in the offices of the respective Registers of
                     Deeds of certain counties in the State of Michigan as set forth in the
                     Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee
                     County, Michigan as set forth in the Supplemental Indenture dated as of
                     May 1, 1974, has been filed in the Office of the Secretary of State of
                     Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND            Pursuant to the terms and provisions of the Original Indenture,
FILING OF            indentures supplemental thereto heretofore entered into have been recorded
SUPPLEMENTAL         as a real estate mortgage and/or filed as a chattel mortgage or as a
INDENTURES.          financing statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Scretary of
                     State of Michigan and the Office of the Interstate Commerce Commission, as
                     set forth in supplemental indentures as follows:

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    June 1, 1925(a)(b)................  Series B Bonds             February 1, 1940
                    August 1, 1927(a)(b)..............  Series C Bonds             February 1, 1940
                    February 1, 1931(a)(b)............  Series D Bonds             February 1, 1940
                    June 1, 1931(a)(b)................  Subject Properties         February 1, 1940
                    October 1, 1932(a)(b).............  Series E Bonds             February 1, 1940
                    September 25, 1935(a)(b)..........  Series F Bonds             February 1, 1940
                    September 1, 1936(a)(b)...........  Series G Bonds             February 1, 1940
                    November 1, 1936(a)(b)............  Subject Properties         February 1, 1940
                    February 1, 1940(a)(b)............  Subject Properties         September 1, 1947
                    December 1, 1940(a)(b)............  Series H Bonds and Addi-   September 1, 1947
                                                          tional Provisions
                    September 1, 1947(a)(b)(c)........  Series I Bonds,            November 15, 1951
                                                          Subject Properties and
                                                          Additional Provisions
                    March 1, 1950(a)(b)(c)............  Series J Bonds             November 15, 1951
                                                          and Additional Provi-
                                                          sions
                    November 15, 1951(a)(b)(c)........  Series K Bonds             January 15, 1953
                                                          Additional Provisions
                                                          and Subject Properties
                    January 15, 1953(a)(b)............  Series L Bonds             May 1, 1953
                    May 1, 1953(a)....................  Series M Bonds             March 15, 1954
                                                          and Subject Properties
                    March 15, 1954(a)(c)..............  Series N Bonds             May 15, 1955
                                                          and Subject Properties
                    May 15, 1955(a)(c)................  Series O Bonds             August 15, 1957
                                                          and Subject Properties
                    August 15, 1957(a)(c).............  Series P Bonds             June 1, 1959
                                                          Additional Provisions
                                                          and Subject Properties
                    June 1, 1959(a)(c)................  Series Q Bonds             December 1, 1966
                                                          and Subject Properties

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    December 1, 1966(a)(c)............  Series R Bonds             October 1, 1968
                                                          Additional Provisions
                                                          and Subject Properties
                    October 1, 1968(a)(c).............  Series S Bonds             December 1, 1969
                                                          and Subject Properties
                    December 1, 1969(a)(c)............  Series T Bonds             July 1, 1970
                                                          and Subject Properties
                    July 1, 1970(c)...................  Series U Bonds             December 15, 1970
                                                          and Subject Properties
                    December 15, 1970(c)..............  Series V and               June 15, 1971
                                                          Series W Bonds
                    June 15, 1971(c)..................  Series X Bonds             November 15, 1971
                                                          and Subject Properties
                    November 15, 1971(c)..............  Series Y Bonds             January 15, 1973
                                                          and Subject Properties
                    January 15, 1973(c)...............  Series Z Bonds             May 1, 1974
                                                          and Subject Properties
                    May 1, 1974.......................  Series AA Bonds            October 1, 1974
                                                          and Subject Properties
                    October 1, 1974...................  Series BB Bonds            January 15, 1975
                                                          and Subject Properties
                    January 15, 1975..................  Series CC Bonds            November 1, 1975
                                                          and Subject Properties
                    November 1, 1975..................  Series DDP Nos. 1-9        December 15, 1975
                                                          Bonds and Subject
                                                          Properties
                    December 15, 1975.................  Series EE Bonds            February 1, 1976
                                                          and Subject Properties
                    February 1, 1976..................  Series FFR Nos. 1-13       June 15, 1976
                                                          Bonds
                    June 15, 1976.....................  Series GGP Nos. 1-7        July 15, 1976
                                                          Bonds and Subject
                                                          Properties
                    July 15, 1976.....................  Series HH Bonds            February 15, 1977
                                                          and Subject Properties
                    February 15, 1977.................  Series MMP Bonds and       March 1, 1977
                                                          Subject Properties
                    March 1, 1977.....................  Series IIP Nos. 1-7        June 15, 1977
                                                          Bonds, Series JJP Nos.
                                                          1-7 Bonds, Series KKP
                                                          Nos. 1-7 Bonds and
                                                          Series LLP Nos. 1-7
                                                          Bonds
                    June 15, 1977.....................  Series FFR No. 14 Bonds    July 1, 1977
                                                          and Subject Properties
                    July 1, 1977......................  Series NNP Nos. 1-7        October 1, 1977
                                                          Bonds and Subject
                                                          Properties
                    October 1, 1977...................  Series GGP Nos. 8-22       June 1, 1978
                                                          Bonds and Series OOP
                                                          Nos. 1-17 Bonds and
                                                          Subject Properties
                    June 1, 1978......................  Series PP Bonds,           October 15, 1978
                                                          Series QQP Nos. 1-9
                                                          Bonds and Subject
                                                          Properties

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    October 15, 1978..................  Series RR Bonds            March 15, 1979
                                                          and Subject Properties
                    March 15, 1979....................  Series SS Bonds            July 1, 1979
                                                          and Subject Properties
                    July 1, 1979......................  Series IIP Nos. 8-22       September 1, 1979
                                                          Bonds, Series NNP Nos.
                                                          8-21 Bonds and Series
                                                          TTP Nos. 1-15 Bonds
                                                          and Subject Properties
                    September 1, 1979.................  Series JJP No. 8 Bonds,    September 15, 1979
                                                          Series KKP No. 8
                                                          Bonds, Series LLP Nos.
                                                          8-15 Bonds, Series MMP
                                                          No. 2 Bonds and Series
                                                          OOP No. 18 Bonds and
                                                          Subject Properties
                    September 15, 1979................  Series UU Bonds            January 1, 1980
                    January 1, 1980...................  1980 Series A Bonds and    April 1, 1980
                                                          Subject Properties
                    April 1, 1980.....................  1980 Series B Bonds        August 15, 1980
                    August 15, 1980...................  Series QQP Nos. 10-19      August 1, 1981
                                                          Bonds, 1980 Series CP
                                                          Nos. 1-12 Bonds and
                                                          1980 Series DP No.
                                                          1-11 Bonds and Subject
                                                          Properties
                    August 1, 1981....................  1980 Series CP Nos.        November 1, 1981
                                                          13-25 Bonds and
                                                          Subject Properties
                    November 1, 1981..................  1981 Series AP Nos. 1-12   June 30, 1982
                                                          Bonds
                    June 30, 1982.....................  Article XIV                August 15, 1982
                                                          Reconfirmation
                    August 15, 1982...................  1981 Series AP Nos.        June 1, 1983
                                                          13-14 and Subject
                                                          Properties
                    June 1, 1983......................  1981 Series AP Nos.        October 1, 1984
                                                          15-16 and Subject
                                                          Properties
                    October 1, 1984...................  1984 Series AP and 1984    May 1, 1985
                                                          Series BP Bonds and
                                                          Subject Properties
                    May 1, 1985.......................  1985 Series A Bonds        May 15, 1985
                    May 15, 1985......................  1985 Series B Bonds and    October 15, 1985
                                                          Subject Properties
                    October 15, 1985..................  Series KKP No. 9 Bonds     April 1, 1986
                                                          and Subject Properties

                                                                                    RECORDED AND/OR
                                                                                   FILED AS SET FORTH
                                                                                           IN
                               SUPPLEMENTAL                    PURPOSE OF             SUPPLEMENTAL
                                INDENTURE                     SUPPLEMENTAL             INDENTURE
                               DATED AS OF                     INDENTURE              DATED AS OF:
                    ----------------------------------  ------------------------   ------------------
                    April 1, 1986.....................  1986 Series A and          August 15, 1986
                                                          Subject Properties
                    August 15, 1986...................  1986 Series B and          November 30, 1986
                                                          Subject Properties
                    November 30, 1986.................  1986 Series C              Janaury 31, 1987
                    January 31, 1987..................  1987 Series A              April 1, 1987
                    April 1, 1987.....................  1987 Series B and 1987     August 15, 1987
                                                          Series C
                    August 15, 1987...................  1987 Series D and 1987     November 30, 1987
                                                          Series E and Subject
                                                          Properties
                    November 30, 1987.................  1987 Series F              June 15, 1989
                    June 15, 1989.....................  1989 Series A              July 15, 1989
                    July 15, 1989.....................  Series KKP No. 10          December 1, 1989

                 -----------------
                 (a) See Supplemental Indenture dated as of July 1, 1970 for
                     Interstate Commerce Commission filing and recordation information.

                 (b) See Supplemental Indenture dated as of May 1, 1953 for
                     Secretary of State of Michigan filing information.

                 (c) See Supplemental Indenture dated as of May 1, 1974 for
                     County of Genesee, Michigan recording and filing information.

                         Further, pursuant to the terms and provisions of the Original
                     Indenture, a Supplemental Indenture dated as of December 1, 1989 providing for the terms of bonds to be issued thereunder of Series KKP No. 11 and
                     1989 Series BP has heretofore been entered into between the Company and the Trustee and has been filed in the Office of the Secretary of State of
                     Michigan as a financing statement on December 19, 1989 (Filing No. 99782), has been filed and recorded in the Office of the Interstate Commerce
                     Commission (Recordation No. 5485-000), and has been recorded as a real estate mortgage in the offices of the respective Register of Deeds of certain counties in the State of Michigan, as follows:

                                                                           LIBER
                                                                            OF
                                                                         MORTGAGES
                                                                            OR
                                                                          COUNTY
                             COUNTY                  RECORDED             RECORDS       PAGE
                   ---------------------------   -----------------        ------      ---------
                   Genesee....................   December 19, 1989         2548          1-29
                   Huron......................   December 19, 1989          533        702-730
                   Ingham.....................   December 19, 1989         1793        766-794
                   Lapeer.....................   December 19, 1989          676        970-998
                   Lenawee....................   December 19, 1989         1113         98-126
                   Livingston.................   December 19, 1989         1382        437-465
                   Macomb.....................   December 19, 1989        04784        792-820
                   Mason......................   December 19, 1989          387        516-544
                   Monroe.....................   December 19, 1989         1103       0100-0128
                   Oakland....................   December 19, 1989        11194        511-539
                   Sanilac....................   December 19, 1989          407        685-713
                   St. Clair..................   December 19, 1989          946        919-947
                   Tuscola....................   December 19, 1989          598        863-891
                   Washtenaw..................   December 19, 1989         2371        834-862
                   Wayne......................   December 19, 1989        24466         89-837

RECORDING OF             All the bonds of Series A which were issued under the Original
CERTIFICATES         Indenture dated as of October 1, 1924, and of Series B, C, D, E, F, G, H,
OF PROVISION         I, J, K, L, M, N, O, P, Q, W, BB, CC, DDP Nos. 1-9, FFR Nos. 1-11, GGP
FOR PAYMENT.         Nos. 1-6 and 8-15, IIP Nos. 1-6 and 8-13, JJP Nos. 1-6, KKP Nos. 1-6, LLP
                     Nos. 1-6 and 8-13, NNP Nos. 1-6 and 8-13, OOP Nos. 1-8, QQP Nos. 1-7 and
                     10-14 and TTP Nos. 1-6, 1980 Series A, 1980 Series CP Nos. 1-5 and 13-16,
                     1980 Series DP Nos. 1-5 and 1981 Series AP No. 1-4 which were issued under
                     Supplemental Indentures dated as of, respectively, June 1, 1925, August 1,
                     1927, February 1, 1931, October 1, 1932, September 25, 1935, September 1,
                     1936, December 1, 1940, September 1, 1947, November 15, 1951, January 15,
                     1953, May 1, 1953, March 15, 1954, May 15, 1955, August 15, 1957, December
                     15, 1970, October 1, 1974, January 15, 1975, November 1, 1975, February 1,
                     1976, June 15, 1976, October 1, 1977, March 1, 1977, July 1, 1979, March
                     1, 1977, March 1, 1977, March 1, 1977, September 1, 1979, July 1, 1977,
                     July 1, 1979, October 1, 1977, June 1, 1978, October 1, 1977, July 1,
                     1979, January 1, 1980, August 15, 1980 and November 1, 1981 have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E,
                     F, G, H, K, L, M, O, W, BB, CC, DDP Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1
                     and 2, IIP No. 1, JJP No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                                    PART VIII.

                                                   THE TRUSTEE.

TERMS AND                The Trustee hereby accepts the trust hereby declared and provided, and
CONDITIONS OF        agrees to perform the same upon the terms and conditions in the Original
ACCEPTANCE OF        Indenture, as amended to date and as supplemented by this Supplemental
TRUST BY TRUSTEE.    Indenture, and in this Supplemental Indenture set forth, and upon the following terms and conditions:

                         The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                                    PART IX.
                                                 MISCELLANEOUS.

EXECUTION IN             This Supplemental Indenture may be simultaneously executed in any
COUNTERPARTS.        number of counterparts, each of which when so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

TESTIMONIUM.             IN WITNESS WHEREOF, The Detroit Edison Company and Bankers Trust
                     Company have caused these presents to be signed in their respective corporate names by their respective Chairmen of the Board, Presidents,
                     Vice Presidents, Assistant Vice Presidents or Treasurers and impressed with their respective corporate seals, attested by their respective
                     Secretaries or Assistant Secretaries, all as of the day and year first above written.

                                                          THE DETROIT EDISON COMPANY,


                    (Corporate Seal)                      By      /s/ L. L. LOOMANS
                                                             ------------------------------
                                                                     L. L. Loomans
                                                              Vice President and Treasurer

EXECUTION.          Attest:

                             /s/ SUSAN M. BEALE
                    ------------------------------------
                               Susan M. Beale
                                 Secretary

                    Signed, sealed and delivered by THE
                    DETROIT EDISON COMPANY, in the
                    presence of

                          /s/ ELAINE M. GODFREY
                    ------------------------------------
                             Elaine M. Godfrey

                           /s/ BETTY M. HANSEN
                    ------------------------------------
                             Betty M. Hansen

                    (Corporate Seal)

                                                          BANKERS TRUST COMPANY,

                                                          By      /s/ BARBARA A. JOINER
                                                             ------------------------------
                                                                    Barbara A. Joiner
                                                                     Vice President

                    Attest:

                           /s/ SANDRA SHIRLEY
                    ------------------------------------
                             Sandra Shirley
                          Assistant Secretary

                    Signed, sealed and delivered by
                    BANKERS TRUST COMPANY, in the
                    presence of

                           /s/ ERIC M. HAWNER
                    ------------------------------------
                             Eric M. Hawner

                          /s/ Y. PATRICIA BLUE
                    ------------------------------------
                            Y. Patricia Blue

                     STATE OF MICHIGAN     SS.:
                     COUNTY OF WAYNE


ACKNOWLEDGMENT         On this 14th day of February, 1990, before me, the subscriber, a Notary
OF EXECUTION         Public within and for the County of Wayne, in the State of Michigan,
BY COMPANY.          personally appeared L. L. Loomans , to me personally known, who, being by me duly sworn, did say that his business address is 2000 Second Avenue,
                     Detroit, Michigan 48226 and he is the Vice President and Treasurer of THE
                     DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of
                     Directors and that he subscribed his name thereto by like authority; and
                     said L. L. Loomans, acknowledged said instrument to be the free act and deed of said corporation.

                                                                  /s/ JANET A. SCULLEN
                                                           ---------------------------------
                     (Notarial Seal)                        Janet A. Scullen, Notary Public
                                                                   Macomb County, MI
                                                                (Acting in Wayne County)
                                                          My Commission Expires March 30, 1993

                     STATE OF NEW YORK     SS.:
                     COUNTY OF NEW YORK

ACKNOWLEDGMENT         On this 12th day of February, 1990, before me, the subscriber, a Notary
OF EXECUTION         Public within and for the County of New York, in the State of New York,
BY TRUSTEE.          personally appeared Barbara A. Joiner, to me personally known, who, being by me duly sworn, did say that her business address is Four Albany Street,
                     New York, New York 10015, and she is Vice President of BANKERS TRUST
                     COMPANY, one of the corporations described in and which executed the foregoing instrument; that she knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that she subscribed her name thereto by like authority; and said Barbara
                     A. Joiner acknowledged said instrument to be the free act and deed of said corporation.

                     (Notarial Seal)
                                                                  /s/ DESIREE MARSHALL
                                                           ---------------------------------
                                                                    Desiree Marshall
                                                            Notary Public, State of New York
                                                                     No. 24-4885294
                                                               Qualified in Kings County
                                                          Certificate filed in New York County
                                                          Commission Expires February 17, 1991

                     STATE OF MICHIGAN      SS.:
                     COUNTY OF WAYNE


AFFIDAVIT AS TO         L. L. Loomans, being duly sworn, says: that he is the Vice President and
CONSIDERATION        Treasurer of THE DETROIT EDISON COMPANY, the Mortgagor named in the
AND GOOD FAITH.      foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                                                                    /s/ L. L. LOOMANS
                                                               --------------------------------
                                                                      L. L. Loomans
                     Sworn to before me this 14th day of
                     February, 1990

                             /s/ JANET A. SCULLEN
                     -------------------------------------
                       Janet A. Scullen, Notary Public
                              Macomb County, MI
                           (Acting in Wayne County)
                     My Commission Expires March 30, 1993

                               (Notarial Seal)

                       This instrument was drafted by Frances B. Rohlman, Esq., 2000 Second Avenue,
                     Detroit, Michigan 48226